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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Old Second Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 OLD SECOND BANCORP, INC.
37 South River Street, Aurora, Illinois 60506

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2016

TO THE STOCKHOLDERS:

            The annual meeting of stockholders of Old Second Bancorp, Inc., will be held on Tuesday, May 17, 2016, at 9:00 a.m., central time, at North Island Center, 8 East Galena Boulevard, Aurora, Illinois, for the following purposes:

  1.
  to elect three members of the board of directors;

  2.
  to approve, in a non-binding, advisory vote, the compensation of our named executive officers, as described in the proposal on Old Second's executive compensation disclosed in the proxy statement, which is referred to as the "say-on-pay" proposal;

  3.
  to ratify an amendment to the Old Second Bancorp, Inc. 2014 Equity Incentive Plan to increase the maximum number of shares of common stock of the Company that may be delivered under the Plan;

  4.
  to ratify an amendment to the Company's Amended and Restated Rights Agreement and Tax Benefits Preservation Plan to extend its expiration date;

  5.
  to ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the year ended December 31, 2016; and

  6.
  to transact such other business as may properly be brought before the meeting or any postponements or adjournments of the meeting.

            The board of directors is not aware of any other business to come before the meeting. Stockholders of record at the close of business on March 25, 2016 are the stockholders entitled to vote at the meeting and any and all adjournments or postponements of the meeting. In the event there are an insufficient number of votes for a quorum at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies.

By order of the board of directors

James L. Eccher Chief Executive Officer and President

Aurora, Illinois
                    , 2016

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

 OLD SECOND BANCORP, INC.
37 South River Street, Aurora, Illinois 60506

 PROXY STATEMENT

            This proxy statement is furnished in connection with the solicitation by the board of directors of Old Second Bancorp, Inc., a Delaware corporation, of proxies to be voted at the annual meeting of stockholders. This meeting is to be held at North Island Center, 8 East Galena Boulevard, Aurora, Illinois, on May 17, 2016 at 9:00 a.m., central time, or at any postponements or adjournments of the meeting. Old Second conducts full service community banking and trust business through its wholly-owned subsidiary, Old Second National Bank.

            A copy of our annual report for the year ended December 31, 2015, which includes audited financial statements, is enclosed. This proxy statement was first mailed to stockholders on or about April 15, 2016. As used in this proxy statement, the terms "Old Second," "the Company," "we," "our" and "us" all refer to Old Second Bancorp, Inc., and its subsidiaries. Additionally, the term "Bank" refers to Old Second National Bank.

Why am I receiving this proxy statement and proxy form?

You are receiving a proxy statement and proxy form from us because on March 25, 2016, the record date for the annual meeting, you owned shares of our common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning these matters to assist you in making an informed decision.

When you sign the enclosed proxy form, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy form, ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy form in advance of the meeting just in case your plans change.

If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her best judgment.

What matters will be voted on at the meeting?

You are being asked to vote on: (i) the election of three nominees to our board of directors; (ii) a non-binding, advisory proposal to approve the compensation of our named executive officers, which is referred to as the "say-on-pay" proposal; (iii) the ratification of an amendment to the Old Second Bancorp, Inc. 2014 Equity Incentive Plan to increase the maximum number of shares of common stock of the Company that may be delivered under the Plan; (iv) the ratification of an amendment to the Company's Amended and Restated Rights Agreement and Tax Benefits Preservation Plan to extend its expiration date; (v) the ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the year ended December 31, 2016; and (vi) any other business that may properly be brought before the meeting.

How do I vote?

A form of proxy is enclosed for use at the meeting. If the proxy is executed and returned, it may nevertheless be revoked at any time insofar as it has not been exercised. Stockholders attending the meeting may, on request, vote their own shares even though they have previously sent in a proxy. Unless revoked or instructions to the contrary are contained in the proxies, the shares represented by validly executed proxies will be voted at the meeting and will be voted "FOR" the election of the nominees for director named in this proxy statement, "FOR" the say-on-pay proposal, "FOR" the amendment to the 2014 Equity Incentive Plan, "FOR" the amendment to Company's Amended and Restated Rights

Agreement and Tax Benefits Preservation Plan and "FOR" the ratification of our independent registered public accounting firm.

If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of a broker or other fiduciary (or what is usually referred to as "street name"), you will need to arrange to obtain a proxy from the record holder in order to vote in person at the meeting. Even if you plan to attend the annual meeting, we ask that you complete and return your proxy card in advance of the annual meeting in case your plans change.

What does it mean if I receive more than one proxy form?

It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as ratifying the appointment of an independent registered public accounting firm, but cannot vote on non-routine matters, such as the adoption or amendment of a stock incentive plan, unless they have received voting instructions from the person for whom they are holding shares. If there is a matter presented to stockholders at a meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a "broker non-vote" and may affect the outcome of the voting on those matters.

The election of directors and the say-on-pay proposals are considered non-routine matters. Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the 2016 annual meeting upon receipt of our proxy materials. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy card?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•
signing another proxy card with a later date and returning that proxy card to us;

•
sending notice to us that you are revoking your proxy, or

•
voting in person at the meeting.

If you hold your shares in the name of your broker or other fiduciary and desire to revoke your proxy, you will need to contact that party to revoke your proxy.

How many votes do we need to hold the annual meeting?

A majority of the shares that were outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. On March 25, 2016, the record date, there were 29,483,429 shares of common stock outstanding. A majority of these shares must be present in person or by proxy at the meeting.

Shares are counted as present at the meeting if the stockholder either:

•
is present in person at the meeting; or

•
has properly submitted a signed proxy form or other proxy.

What happens if any nominee is unable to stand for re-election?

The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than three nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

Except with respect to the election of directors, you may vote "for," "against" or "abstain" on each proposal properly brought before the meeting. In the election of directors you may vote "for" or "withhold authority to vote for" each nominee.

How many votes may I cast?

Generally, you are entitled to cast one vote for each share of stock you owned on the record date with respect to each of the proposals. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

A majority of votes present and entitled to vote at the meeting will approve each matter that arises at the annual meeting.

The directors are elected by a majority of votes present and entitled to vote at the meeting. For the election of directors, a "withhold authority" vote will have the same effect as a vote against the election of a particular director.

Please note that, because the say-on-pay vote is advisory, it will not be binding upon the board of directors or the Compensation Committee.

Abstentions and broker non-votes, if any, will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present. So long as a quorum is present, abstentions and broker non-votes will have no effect on the election of directors. Abstentions will have the effect of a vote against the say-on-pay proposal and the ratification of the appointment of our independent registered public accounting firm, while broker non-votes will not affect these votes.

How are votes counted?

Voting results will be tabulated and certified by the election judges.

Where do I find the voting results of the meeting?

If available, we will announce voting results at the meeting. The voting results will also be disclosed in a Form 8-K within four business days of the voting

Important Notice Regarding the Availability of Proxy Material for the Stockholder Meeting to be held on May 17, 2016.

Full copies of the proxy statement, the proxy card and other materials for the annual meeting are available on the internet at www.oldsecond.com under "2016 Annual Meeting Materials." Stockholders will receive a full set of these materials through the mail from us or from your broker.

 PROPOSAL 1

ELECTION OF DIRECTORS

            Old Second's board of directors is divided into three classes, approximately equal in number, which are elected by our common stockholders. At the annual meeting to be held on May 17, 2016, you, as the holder of our common stock, will be entitled to elect three directors for terms expiring in three years, as described herein. All of the nominees are incumbent directors who have served at least one term as a director of Old Second.

            We have no knowledge that any of the nominees will refuse or be unable to serve as directors, but if any of the nominees becomes unavailable for election, the holders of proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. The Nominating and Corporate Governance Committee of the board of directors of Old Second has nominated three persons set forth below for election as directors at this annual meeting, all of whom are incumbent directors.

            Set forth below is information concerning the nominees for election and for the other directors whose term of office will continue after the meeting, including their age, year first elected or appointed as a director and business experience during the previous five years. The three nominees for director, if elected at the annual meeting, will serve for terms expiring in 2019. None of the directors serve on the boards of any other publicly traded companies besides Old Second.

            Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the board of directors.

Board Recommendation:

            The board of directors recommends you vote your shares "FOR" each of the nominees for director.

DIRECTORS

NOMINEES

Name	Served as Director Since	Principal Occupation
(Term expiring 2019)
Edward Bonifas (Age 56)	2000	Vice President, Alarm Detection Systems, Inc., producer and installer of alarm systems, closed circuit video systems and card access control systems.
William B. Skoglund (Age 65)	1992	Chairman of Old Second Bancorp, Inc. and Chairman of Old Second National Bank. Former Chief Executive Officer of Old Second Bancorp, Inc. (1998-2014), and Old Second National Bank (1996-2014).
Duane Suits (Age 65)	2012	Retired Partner, Sikich LLC, financial service firm, and Independent Financial Services Provider (2004-present).

 CONTINUING DIRECTORS

Name	Served as Director Since	Principal Occupation
(Term expires 2017)
William Kane (Age 64)	1999	Partner, Label Printers, Inc., a printing company.
J. Douglas Cheatham (Age 59)	2003
		Executive Vice President and Chief Financial Officer, Old Second Bancorp, Inc. (2007-present), Secretary, Old Second Bancorp, Inc. (2010-present), Sr. Vice President, Chief Financial Officer, Chief Accounting Officer and Assistant Secretary, Old Second Bancorp, Inc. (2003-2007).
Patti Temple Rocks (Age 57)	2015	Managing Director of the Chicago office of Golin (2011-present).
John Ladowicz (Age 63)	2008	Former Chairman and Chief Executive Officer of HeritageBanc, Inc. and Heritage Bank (1996-2008).

Name	Served as Director Since	Principal Occupation
(Term expires 2018)
James Eccher (Age 50)	2006	Chief Executive Officer and President, Old Second Bancorp, Inc. (2015-present), President and Chief Executive Officer, Old Second National Bank (2003-present), Executive Vice President and Chief Operating Officer, Old Second Bancorp, Inc. (2007-2015), Sr. Vice President and Branch Director, Old Second National Bank (1999-2003), President and Chief Executive Officer of Bank of Sugar Grove (1995-1999).
Barry Finn (Age 56)	2004	President and Chief Executive Officer, Rush-Copley Medical Center (2002-present), Chief Operating Officer and Chief Financial Officer, Rush-Copley Medical Center (1996-2002).
James F. Tapscott (Age 64)	2015	Partner, McGladrey LLP (1991-2015), Partner, Wilkes Besterfield and Co., Ltd. (1972-1991).

            All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification and until their respective successors are duly elected and qualified. Except in connection with the restructuring of the Company's board of directors, there are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.

Director Qualifications

            We have established minimum criteria that we believe each director should possess to be an effective member of our board. Those criteria are discussed in more detail on page 10 of this proxy statement. The particular experience, qualifications, attributes or skills that led the board to conclude that each member is qualified to serve on the board and any committee he or she serves on is as follows:

            Mr. Bonifas:    We consider Mr. Bonifas to be qualified for service on the board, the Audit Committee, Nominating and Corporate Governance Committee and the Compensation Committee due to his skills and expertise acquired as a leader of a successful business and his prominence in the community. Mr. Bonifas also serves as Chairman of our IT Steering committee where he uses his business expertise for cybersecurity oversight.

            Mr. Cheatham:    We consider Mr. Cheatham to be qualified for service on the board due to his experience in the financial services industry and the familiarity with Old Second's operations he has acquired as Chief Financial Officer of Old Second.

            Mr. Eccher:    We consider Mr. Eccher to be qualified for service on the board due to his experience in the financial services industry and the familiarity with Old Second's operations he has acquired as the former Chief Operating Officer of Old Second and as the current Chief Executive Officer and President of Old Second and Old Second National Bank.

            Mr. Finn:    We consider Mr. Finn to be a qualified candidate for service on the board and the Nominating and Corporate Governance Committee and the Audit Committee due to his business and financial expertise acquired as an executive at a successful local medical center, as well as his prominence in the community.

            Mr. Kane:    We consider Mr. Kane to be a qualified candidate for service on the board and the Compensation Committee and the Nominating and Corporate Governance Committee due to his experience as a partner at a successful local business, his general experience in business and his prominence in the community.

            Mr. Ladowicz:    We consider Mr. Ladowicz to be a qualified candidate for service on the board, the Audit Committee, Nominating and Corporate Governance Committee and the Compensation Committee due to his previous experience as a chief executive officer in the financial services industry, as well as his extensive knowledge of the market areas we entered through the acquisition of HeritageBanc, Inc. in 2008.

            Mr. Tapscott:    We consider Mr. Tapscott to be qualified for service on the board due to his previous experience in accounting and financial matters as a partner of McGladrey LLP and Wilkes Besterfield and Co., Ltd.

            Ms. Temple Rocks:    We consider Ms. Temple Rocks to be qualified for service on the board due to her previsous business experience and familiarity with the greater Chicago market as the managing director of the Chicago office of Golin.

            Mr. Skoglund:    We consider Mr. Skoglund to be qualified for service on the board due to his skills and experience in the financial services industry and the intimate familiarity with Old Second's operations he has acquired as the former Chief Executive Officer of Old Second.

            Mr. Suits:    Mr. Suits was originally appointed to our board as a Class B Director by the U.S. Department of the Treasury ("Treasury") pursuant to the terms of our Fixed Rate Cumulative Perpetual Preferred Stock (the "Series B Preferred Stock"). Mr. Suits' appointment was approved by the unanimous written consent of the board on November 20, 2012. Following our repayment of the outstanding dividends on the Series B Preferred Stock, Mr. Suits was appointed as a common stock director shortly after our 2014 annual meeting. We consider Mr. Suits to be a qualified candidate for service on the board and the Audit Committee due to his skills and experience in the financial services industry and his familiarity with Old Second's operations.

 CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

            Currently, the board of directors is made up of ten directors, who are elected by the holders of our common stock every three years to serve staggered terms. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of Old Second, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the board and through committee membership, which is discussed below. The board has determined that all of the directors and nominees are "independent" as defined by the Nasdaq Stock Market, with the exception of Messrs. Skoglund, Cheatham and Eccher, each of whom is an executive officer or was an executive officer during the past three calendar years.

            The board of directors held 11 regular and one special meetings during 2015. All of the directors attended at least 75% of these meetings and the meetings of the committees on which they served. We typically schedule a board meeting in conjunction with our annual meeting and expect that our directors will attend our annual meeting. Last year, all directors attended our annual meeting.

            The board of directors believes that it is important to encourage the highest level of corporate ethics and responsibility. Among other things, the board adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, as well as a procedure for allowing employees to anonymously report any problems they may detect with respect to our financial reporting. The Code of Business Conduct and Ethics, as well as other information pertaining to our committees, corporate governance and reporting with the Securities and Exchange Commission, can be found on our website at www.oldsecond.com.

            The board of directors has standing Audit, Nominating and Corporate Governance and Compensation Committees, each of which is made up solely of directors who are deemed to be "independent" under the rules of Nasdaq. Nasdaq's independence rules include certain instances that will preclude a director from being deemed independent and the board reviews those requirements each year to determine a director's status as an independent director.

            During its review of director independence, the board considered Mr. Finn's roles as President and Chief Executive Officer at Rush-Copley Medical Center and Mr. Skoglund's position as the Vice Chairman of Rush-Copley's board of directors. Our board determined that this does not preclude a finding that Mr. Finn is independent under Nasdaq's rules because Mr. Skoglund does not serve on Rush-Copley's compensation committee and has recused himself from any discussions or votes that involve Mr. Finn's salary. The board also reviewed certain transactions between Alarm Detection Systems, Inc., and the Company. Mr. Bonifas is a Vice President of Alarm Detections Systems, Inc. The board determined that Mr. Bonifas qualified as an independent director because the amounts paid to Alarm Detection Systems, which totaled approximately $257,540, by the Company were less than 5% of Alarm Detection System's gross revenues for 2015 and because Mr. Bonifas had no interest in the transaction with the Company, except an indirect and de minimis interest as a shareholder of Alarm Detection Systems.

            Actions taken by each committee of the board are reported to the full board, usually at its next meeting. The principal responsibilities of each of the committees are described below.

Audit Committee

            The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee is solely responsible for the pre-approval of all audit and non-audit services to be provided by our independent registered public accounting firm and exercises its authority to do so in accordance with a policy that it has adopted. Additionally, the Audit Committee reviews and approves all related party transactions between Old Second and related parties in accordance with Nasdaq's rules and regulations.

            The members of our Audit Committee during 2015 were Messrs. Finn (who served as Chairman until October, when he became Chairman of the Nominating and Corporate Governance Committee and Mr. Suits became Chairman of the Audit Committee), Bonifas, Ladowicz and Suits, each of whom we have determined to be an independent director under Nasdaq's rules. We expect that these members will continue to serve on the committee in 2016. Mr. Finn served as chairman of the Audit Committee from 2008 until 2015. The Audit Committee met six times in 2015.

            The board has designated Mr. Finn, who is currently President and Chief Executive Officer of Rush-Copley Medical Center and previously served as its Chief Operating Officer and Chief Financial Officer, and Mr. Suits as the "audit committee financial experts," as such term is defined by the regulations of the SEC. The board's determination was based upon Mr. Finn's level of knowledge and experience regarding financial matters and his experience overseeing and managing the audit of an organization, which he has gained both from his formal education and from his professional experience as the Chief Financial Officer of a regional hospital organization, and upon Mr. Suits' experience as an independent financial consultant and as the founding partner of Sikich Gardner & Co., LLP, a public accounting and consulting firm. The board believes that each of the other members of the Audit Committee possesses knowledge and experience sufficient to understand the complexities of the financial statements of Old Second. Mr. Finn and Mr. Suits are both considered to be "independent" directors as defined by Nasdaq. Mr. Finn, or another member of the Audit Committee, met on a quarterly basis during 2015 with our independent registered public accounting firm.

            The committee's duties, responsibilities and functions are further described in its charter, which is available on our website at www.oldsecond.com. You can request a copy of the committee's charter by sending a written request to the Corporate Secretary at 37 South River Street, Aurora, Illinois 60506, or by sending an e-mail requesting same to corporatesecretary@oldsecond.com.

Compensation Committee

            The Compensation Committee reviews the performance of Old Second's executive officers and establishes their compensation levels. The committee's duties, responsibilities and functions are further described in its charter, which is available on our website at www.oldsecond.com. You can request a copy of the committee's charter by sending a written request to the Corporate Secretary at 37 South River Street, Aurora, Illinois 60506, or by sending an e-mail requesting same to corporatesecretary@oldsecond.com. The Compensation Committee met two times during 2015.

            Compensation Committee Interlocks and Insider Participation.    The members of the Compensation Committee in 2015 were Messrs. Bonifas, Kane, Ladowicz and Palmer (who served as Chairman until his retirement in October at which point Mr. Ladowicz became the Chairman of the Compensation Committee), each of whom is an "independent" director as defined by Nasdaq, an "outside" director pursuant to Section 162(m) of the Internal Revenue Code and a "non-employee" director under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). We expect that the current members will continue to serve on the committee in 2016.

Nominating and Corporate Governance Committee

            The Nominating and Corporate Governance Committee reviews the qualifications of, and recommends to the board for nomination, candidates to stand for election at each annual meeting or to fill vacancies on the board as they may occur during the year. The committee also reviews on a periodic basis whether each director is "independent" under the rules of Nasdaq. Additionally, the Nominating and Corporate Governance Committee is responsible for reviewing our policies, procedures and structure as they relate to corporate governance. The committee's duties, responsibilities and functions are further described in its charter, which is available on our website at www.oldsecond.com. You can request a copy of the committee's charter by sending a written request to the Corporate Secretary at 37 South River Street,

Aurora, Illinois 60506, or by sending an e-mail requesting same to corporatesecretary@oldsecond.com. The Nominating and Corporate Governance Committee met one time in 2015.

            The members of the Nominating and Corporate Governance Committee in 2015 were Messrs. Finn, Kane, Bonifas, Ladowicz and Palmer (who served as Chairman until his retirement in October), each of whom is deemed to be an independent director under Nasdaq's rules. It is anticipated that the Nominating and Corporate Governance Committee will consist of Messrs. Finn, Kane, Bonifas and Ladowicz throughout 2016. Mr. Finn is expected to serve as Chairman of the committee in 2016.

Director Nominations and Qualifications

            In making its nominations for persons to be elected to the board of directors and included in our proxy statement, the Nominating and Corporate Governance Committee evaluates incumbent directors, board nominees and persons nominated by stockholders, if any. The committee reviews each candidate in light of the criteria that we believe each director should possess. Included in the criteria are whether each nominee: (i) meets the minimum requirements for service on the board of directors contained in our bylaws; (ii) is under the age of 70 at the time of his or her election, as required by our certificate of incorporation; (iii) possesses the highest personal and professional ethics, integrity and values; (iv) has, in the committee's opinion, a sufficient educational and professional background and relevant past and current employment affiliations, board affiliations and experience for service on the board; (v) has demonstrated effective leadership and sound judgment in his or her professional life; (vi) has a strong sense of service to the communities that we serve; (vii) has exemplary management and communication skills; (viii) is free of conflicts of interest that would prevent him or her from serving on the board; (ix) will ensure that other existing and future commitments do not materially interfere with his or her service as a director; (x) will review and agree to meet the standards and duties set forth in the Company's Code of Business Conduct and Ethics; (xi) is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively; and (xii) is committed to serving on the board for an extended period of time. While we do not have a separate diversity policy, the committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise and other demographics which may contribute to the board. The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are "independent" in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent).

            The committee, when considering potential board members, will look at all of the foregoing criteria and arrive at the candidate that best meets the items set forth. The various qualifications and criteria are normally considered by the committee in connection with its evaluation of who the committee will recommend as the Company's nominees. Generally, each incumbent director standing for re-election should have and will have, at a minimum, attended at least 75% of board meetings during the past year and attended a majority of committee meetings of which he or she is a member. The committee retains the ability to make exceptions to this attendance requirement as individual circumstances warrant.

            All of the nominees for election as directors for the 2016 annual meeting were nominated by the committee. The committee did not receive any formal nominations for directors from our common stockholders.

Common Stock Ownership and Retention Guidelines for Directors

            In order to align the interests of board members and stockholders, each director is required to develop a significant equity stake in the organization they oversee. The Compensation Committee is responsible for monitoring compliance with these stock ownership and retention guidelines.

            Non-employee directors are expected to acquire and hold during their service as board members, shares of our common stock equal in value to at least three times the annual cash retainer for non-employee directors. Non-employee directors have three years from their initial election to the board to meet the target stock ownership guidelines. Once they obtain the requisite number of shares, they are expected to continuously own sufficient shares to meet the guidelines. The stock ownership goal will be determined by using the value of their retainers as of January 1 of each year and the average closing stock price for our common stock over the prior twelve months.

            Shares that count toward meeting the stock ownership guidelines include: (i) shares owned, which include shares obtained upon exercise of options or shares purchased in the open market; (ii) shared ownership, which includes shares owned or held in trust by immediate family; and (iii) restricted stock units. Unexercised stock options do not count toward meeting the stock ownership guidelines. Until such time as the director reaches his or her target stock ownership, the director will be required to hold 50% of the shares of common stock received upon lapse of the restrictions, and upon exercise of stock options. In the rare instance in which these guidelines would place a severe hardship on a director, the Compensation Committee may decide to allow an alternative stock ownership guideline that reflects the intentions of these overall guidelines and the directors' own personal circumstances.

Board Leadership Structure

            The roles of Chairman of the Board and Chief Executive Officer are separate positions within our Company. Mr. Skoglund, our former Chief Executive Officer, serves as our Chairman, and Mr. Eccher serves as our Chief Executive Officer and President. We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles.

            Our board of directors has also created the position of a "lead" independent director, who assists the board of directors in assuring effective corporate governance, and serves as chairman when the board of directors meets in independent director sessions. In 2015, Gerald Palmer served as our lead independent director until his resignation on October 13, 2015 in connection with his reaching the mandatory retirement age. Subsequently, our board of directors designated Mr. Finn to serve as the Company's lead independent director. The Nominating and Corporate Governance Committee reviews this appointment annually and the full board has the opportunity to ratify the committee's selection.

            Our board of directors believes this structure is appropriate for our Company because it allows the Chief Executive Officer to focus on our strategic direction and our day-to-day leadership and performance, and we are also able to leverage the experience and perspective of the Chairman through his guidance to the Chief Executive Officer and his management team as well as to the board of directors. In addition, the lead independent director, who is an independent member of our Board, provides independent leadership within our Board that strengthens its effectiveness and oversight of our business.

Board's Role in Risk Oversight

            Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including general economic risks, credit risks, regulatory risks, audit risks, reputational risks and others, such as the impact of competition. Management is responsible for the day-to-day management of risks the Company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

            While the full board of directors is charged with ultimate oversight responsibility for risk management, various committees of the board and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and organizational risks, and receives regular reports from the management team's senior risk officer regarding comprehensive organizational risk as well as particular areas of concern. The board's Compensation Committee monitors and assesses the various risks associated with compensation policies, and oversees incentives that encourage a level of risk-taking consistent with our overall strategy. Mr. Bonifas, the Chairman of the IT Steering Committee, will serve as our cybersecurity expert. Additionally, our senior credit officer and loan review staff are directly responsible for overseeing our credit risk.

            We believe that establishing the right "tone at the top" and providing for full and open communication between management and the board of directors are essential for effective risk management and oversight. Our executive management meets regularly with our other senior officers to discuss strategy and risks facing the Company. Senior officers attend many of the board meetings, or, if not in attendance, are available to address any questions or concerns raised by the board on risk management-related and any other matters. Additionally, each of our board-level committees provides regular reports to the full board and apprises the board of our comprehensive risk profile and any areas of concern.

Stockholder Communications with the Board; Nomination and Proposal Procedures

            Stockholder Communications with Directors.    Stockholders of Old Second may contact any member of the board of directors, or the board as a whole, through the Corporate Secretary either in person, in writing by mail or by e-mail at corporatesecretary@oldsecond.com. Any such communication should indicate whether the sender is an Old Second stockholder. The address for submitting communications to the board by mail is 37 South River Street, Aurora, Illinois 60506. Any communication will be forwarded promptly to the board as a group or to the attention of a specified director per your request, except for communications that are primarily commercial in nature or related to an improper or irrelevant topic.

            Nominations of Directors.    In order for a stockholder nominee to be considered by the Nominating and Corporate Governance Committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at the above address, at least 120 days prior to the date on which the previous year's proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years and, as to the stockholder giving the notice, his or her name and address, and the class and number of shares of our capital stock owned by that stockholder. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

            In accordance with our Certificate of Incorporation, a stockholder may otherwise nominate a director for election to the board at an annual meeting of stockholders by giving timely notice in writing to our Corporate Secretary, at the address provided above. To be timely, stockholder nominations must be made in writing, delivered or mailed by first class United States mail, postage prepaid, to our Corporate Secretary not fewer than 60 days nor more than 90 days prior to the anniversary date of the prior year's annual meeting. Each written nomination must set forth (i) the name, age, business address and residential address of the nominee; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Company's stock which are beneficially owned by such person on the date of such stockholder notice; and (iv) any other information relating to such person that would be required to be disclosed on Schedule 13D pursuant to Regulation 13D under Exchange Act and pursuant to Regulation 14A under the Exchange Act. The nominating stockholder must also provide certain information regarding his, her or itself including (a) the name and address, as they appear on the Company's books, of such stockholder and the name and principal business or residential address of any other beneficial stockholders known by such stockholder to support the nominees; and (b) the class and number of shares of Old Second's stock which are beneficially owned by the stockholder on the date of the stockholder notice.

            Other Stockholder Proposals.    To be considered for inclusion in our proxy statement and form of proxy relating to our 2017 annual meeting of stockholders, the proposing stockholder must file a written notice of the proposal with our Corporate Secretary, at the above address, by December 6, 2016, and must otherwise comply with the rules and regulations set forth by the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

            The following table sets forth certain information with respect to the beneficial ownership of our common stock at December 31, 2015, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the Summary Compensation Table (which can be found later in this proxy statement), and by all directors and executive officers of Old Second as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership of securities within 60 days of December 31, 2015.

Name of Individual and Number of Persons in Group	Common Stock(1)(2)	Percent of Class of Common Stock
Directors and Executive Officers:
Edward Bonifas	104,507	*
J. Douglas Cheatham(3)	129,952	*
James Eccher(4)	185,105	*
Barry Finn(5)	40,386	*
Keith Gottschalk(6)	42,773	*
William Kane	66,659	*
John Ladowicz	313,454	1.1
Donald Pilmer(7)	36,613	*
William B. Skoglund(8)	197,731	*
Duane Suits	25,609	*
James Tapscott	5,000	*
Patti Temple Rocks	165	*
All directors and executive officers as a group (12 persons)	1,147,954	3.6
5% Stockholders
The Banc Funds Company L.L.C.(9)	2,475,284	8.4
Blackrock, Inc.(10)	1,514,650	5.1

*
Less than 1%.

(1)
Includes ownership of shares of our common stock by spouse (even though any beneficial interest is disclaimed) and in our profit sharing plan and trust and our salary savings plan.

(2)
Each director, with the exception of Mr. Cheatham, Mr. Eccher, Mr. Skoglund, Mr. Ladowicz and Mr. Suits, holds a total of 4,500 options from grants of 1,500 shares in each of 2005-2009. Mr. Ladowicz was appointed to the board on February 8, 2008 and was awarded options in February of 2009 of 1,500 shares, along with the other Board members. All options vest in three equal installments on the first three anniversaries of the grant date and the exercisable portion is included in these totals.

(3)
Includes 27,000 shares issuable pursuant to options held by Mr. Cheatham. Also includes 9,000 restricted stock units granted in February of 2016; 9,000 restricted stock units granted in March of

  2015; 17,500 restricted stock units granted in June of 2014 and 20,000 restricted stock units granted in April of 2013. Also includes 4,192 shares held in our profit sharing plan and trust, 38,736 shares held in our 401(k) plan and 13,523 shares held in Mr. Cheatham's name alone. 50% of the 2014 award of restricted stock units will vest in 2017, which is the third anniversary of the date of grant, and 50% will vest if the Company achieves return on assets of at least 1% on or before December 31, 2017. The 2013 award of restricted stock units are subject to three-year cliff vesting and will fully vest in 2016.

(4)
Includes 32,000 shares issuable pursuant to options held by Mr. Eccher. Also includes 30,000 restricted stock units granted in February of 2016; 25,000 restricted stock units granted in March of 2015; 40,000 restricted stock units granted in June of 2014 and 25,000 restricted stock units granted in April of 2013. Also includes 1,960 shares held in our profit sharing plan and trust, 7,037 shares held in our 401(k) plan, 50 shares in his name alone, 148 shares held with his spouse, and 48,910 shares held in brokerage. 50% of the 2014 award of restricted stock units will vest in 2017, which is the third anniversary of the date of grant, and 50% will vest if the Company achieves return on assets of at least 1% on or before December 31, 2017. The 2013 award of restricted stock units are subject to three-year cliff vesting and will fully vest in 2016.

(5)
Includes 290,908 shares held in an IRA account.

(6)
Includes 7,000 restricted stock units granted in February of 2016; 7,000 restricted stock units granted in March of 2015; 12,500 restricted stock units granted in June of 2014 and 10,000 restricted stock units granted in April of 2013. Also includes 6,273 shares held in Mr. Gottschalk's name in our profit sharing plan and trust. 50% of the 2014 award of restricted stock units will vest in 2017, which is the third anniversary of the date of grant, and 50% will vest if the Company achieves return on assets of at least 1% on or before December 31, 2017. The 2013 award of restricted stock units are subject to three-year cliff vesting and will fully vest in 2016.

(7)
Includes 7,000 restricted stock units granted in February of 2016; 7,000 restricted stock units granted in March of 2015; 12,500 restricted stock units granted in June of 2014 and 10,000 restricted stock units granted in April of 2013. Also includes 93 shares held in our profit sharing plan and trust and 20 shares held in Mr. Pilmer's name as custodian. 50% of the 2014 award of restricted stock units will vest in 2017, which is the third anniversary of the date of grant, and 50% will vest if the Company achieves return on assets of at least 1% on or before December 31, 2017. The 2013 award of restricted stock units are subject to three-year cliff vesting and will fully vest in 2016.

(8)
Includes 72,000 shares issuable pursuant to options held by Mr. Skoglund. Also includes 5,000 restricted stock units granted February of 2016; 2,500 restricted stock units granted in March of 2015; 20,000 restricted stock units granted in June of 2014 and 30,000 restricted stock units granted in April of 2013. The total also includes 47,038 shares held in our profit sharing plan and trust, 14,206 shares held in our 401(k) plan, 532 shares held in Mr. Skoglund's name alone, and 61,455 shares held in a trust account. All outstanding restricted stock units granted in 2013 and 2014 became fully vested upon Mr. Skoglund's retirement on December 31, 2014.

(9)
According to information obtained from a Schedule 13G filed by affiliates of The Banc Funds Company, L.L.C. with the SEC on February 9, 2016, The Bank Funds Company, L.L.C.'s business address is 20 North Wacker Drive, Suite 3300, Chicago, Illinois 60606.

(10)
Based solely on information obtained from a Schedule 13G filed by BlackRock, Inc. with the SEC on January 28, 2016 reporting beneficial ownership as of December 31, 2015. According to this report, BlackRock, Inc.'s business address is 55 East 52nd Street, New York, New York 10055. According to the report, the following subsidiaries of BlackRock, Inc. hold shares of our common stock, none of which beneficially owns 5% or greater of our outstanding shares: BlackRock Advisors, LLC, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A. and BlackRock Investment Management, LLC.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires that our directors, executive officers and ten percent stockholders file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Section 16(a) reports furnished to us with respect to 2015 and written representations from our executive officers and directors, we believe that all Section 16(a) filing requirements applicable to each covered person were satisfied during 2015 resulting in no late filings.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

            This Compensation Discussion and Analysis ("CD&A") describes our compensation philosophy and policies for 2015 and 2016 as applicable to the named executive officers in the Summary Compensation Table set forth below. This section explains the structure and rationale associated with each material element of our named executive officers' compensation, and it provides important context for the more detailed disclosure tables and specific compensation amounts provided following the section. Our CD&A is organized as follows:

  •
  Overview and Executive Summary.  Background context and highlights are provided to put the overall disclosure in perspective.

  •
  Objectives of Our Compensation Program.  The objectives of our executive compensation program are based on our business model and the competitive pressures we face in attracting and retaining executive talent. We structure our executive compensation program to reflect our compensation philosophy and related operating principles.

  •
  Elements of Compensation.  The key components of our compensation program are base salary, annual bonuses and long-term equity awards, with an emphasis on tying executive compensation to performance.

  •
  Compensation Process.  Our executive compensation programs are regularly reviewed to ensure that we meet our compensation objectives and to ensure that our compensation program does not pose material risks to the Company.

  •
  Analysis of 2015 Compensation.  Decisions on 2015 compensation are analyzed and explained in the context of our compensation objectives and performance.

  •
  Regulatory Considerations.  We consider guidance established by the Federal Deposit Insurance Corporation (the "FDIC") and other bank regulatory agencies, in addition to various other regulatory requirements, in making decisions about executive compensation.

Overview and Executive Summary

            Business Overview.    The Company, through its banking subsidiary, provides lending, deposit, and trust services for businesses and individuals. We offer competitive commercial and personal banking products and are committed to providing superior customer service. We place a high priority on community service and are actively involved with many civic and community projects in the communities where we conduct business. We operate in an intensely competitive and uncertain business environment. From a business perspective, not only do we compete with numerous companies in our markets for customers, but we also compete with many different types and sizes of organizations for senior leadership capable of executing our business strategies. Among other challenges, our business model requires experienced leaders with banking and operational expertise who are capable of taking on high levels of personal responsibility in an ever-evolving banking industry and economy.

            Financial and Operational Performance.    During our fiscal year ending December 31, 2015, we continued our emphasis on sustaining profitability and growth as primary objectives. Specific accomplishments in 2015 that directly impacted those objectives include:

  •
  Reduction in classified assets by 39.2%;

  •
  Net income of $15.4 million highlighted by lower credit costs, loan loss reserve releases and lower insurance costs; and

  •
  Balance sheet growth of $16.1 million.

            Overview of Our Executive Compensation Programs.    It is important to note that the Company and the Bank share an executive management team, the members of which are compensated by the Bank rather than the Company. The compensation packages of the named executive officers are determined and approved by our Compensation Committee based upon their performance and roles for both the Company and the Bank.

            The Company and the Bank are committed to paying for performance. This commitment is reflected by the significant portion of our named executive officers' compensation that is provided through performance-based programs. Our executive compensation programs evolve and are adjusted over time to support the business goals of the Company and the Bank and to promote both near- and long-term profitable growth. Total compensation for each named executive officer varies with performance in achieving financial and nonfinancial objectives.

            Accordingly, our executive compensation, particularly metrics for the organization's short-term incentive plans, focused on the following goals and accountabilities: our and the Bank's net income growth; specific profit center performance; asset-credit quality risk; reduction in classified assets; and cost savings initiatives. These metrics were prudently designed to contain and minimize risk while at the same time emphasizing growth and profitability.

            Say-on-Pay.    We received approximately 94% of votes cast in support of our executive compensation program during the 2015 annual stockholders meeting. We, our board and the Compensation Committee pay careful attention to communications received from stockholders regarding executive compensation, including the non-binding advisory vote. We considered the positive result of the 2015 advisory vote on executive compensation but not for specific 2015 compensation decisions. Based on this consideration and the other factors described in this CD&A, the Compensation Committee did not alter the policies or structure for named executives' compensation for 2015.

Objectives of Our Compensation Program

            The goal of our compensation program is to align the interests of management with those of our stockholders while minimizing undue risk-taking. The Compensation Committee has designed our executive compensation program in a manner that does not provide our executives with incentives to engage in business activities or other behavior that would threaten our value or the investments of our stockholders.

            The executive compensation program is intended to accomplish the following objectives:

  •
  Pay for performance;

  •
  tie equity compensation to long-term value creation for our stockholders;

  •
  align the financial interests of our named executive officers with those of our stockholders;

  •
  maintain a corporate environment that encourages stability and a long-term focus for both us and our management;

  •
  maintain a program that:

  o
  clearly motivates personnel to perform and succeed according to our current goals;

  o
  attracts and retains key personnel critical to our long-term success; and

  o
  does not encourage undue risk-taking; and

  •
  ensure that management:

  o
  fulfills its oversight responsibility to its constituents which include stockholders, customers, employees, the community and government regulatory agencies;

  o
  conforms its business conduct to the highest ethical standards;

  o
  remains free from any influences that could impair or appear to impair the objectivity and impartiality of its judgments or treatment of our constituents; and

  o
  continues to avoid any conflict between its responsibilities to us and each individual's personal interests.

Elements of Compensation

            Our named executive officers' compensation program consists of four main components: (i) base salary, (ii) annual cash bonus, (iii) equity awards, and (iv) additional benefits.

            The Compensation Committee's decisions regarding each of the components for the named executive officers are based in part on the Compensation Committee's subjective judgment and take into account qualitative and quantitative factors, as are discussed below. In reviewing an executive officer's compensation, the Compensation Committee considers and evaluates all components of the officer's total compensation package. This involves reviewing base salary, bonus, incentive equity awards, perquisites, participation in our non-qualified executive plans, participation in our 401(k) plan and any other payments, awards or benefits that an officer earns. Additionally, the Compensation Committee takes into consideration any amounts an executive officer is entitled to upon retirement, termination or a change-in-control event.

            The following overview explains the structure and rationale of the elements of compensation used for 2015.

            Base Salary.    The Compensation Committee believes that base compensation should offer security to each executive sufficient to maintain a stable management team and environment. In order to provide such stability, the Compensation Committee uses salaries to make up the largest portion of the named executives' compensation. In establishing an executive officer's initial base salary the Compensation Committee considers, among other things, the executive's level of responsibility, prior experience, breadth of knowledge, the competitive salary practices at peer companies, internal performance objectives, education, internal pay equity, potential bonus and equity awards, level of benefits and perquisites and the tax deductibility of base salary.

            The Compensation Committee reviews salaries of the named executive officers on an annual basis. As with all of its decisions regarding compensation levels, when reviewing salaries the Compensation Committee considers the levels of all aspects and components of the officer's compensation, including the individual's potential bonus and equity awards as well as the level of benefits and perquisites offered. All of these factors are considered on a subjective basis in the aggregate, and none of the factors is accorded a specific weight.

            Annual Cash Bonus.    In 2015, the Compensation Committee adopted a non-equity incentive compensation plan (the "Bonus Plan") for our named executive officers. The Bonus Plan established a structure under which Messrs. Eccher, Cheatham, Gottschalk and Pilmer are eligible for cash bonus payments if our performance during a fiscal year meets or exceeds certain performance goals; provided that, the Compensation Committee ultimately has discretion to determine the amount of any bonuses awarded. Maximum bonus opportunities are capped to avoid encouraging excessive risk-taking and to avoid any focus on maximizing short-term results at the expense of long-term soundness.

            The Bonus Plan is designed to provide an incentive to achieve corporate financial goals while considering the mitigation of any risks which may affect our overall financial performance. Generally speaking, targets are set so that improvement in a performance metric is necessary in order to receive any or all of the bonus payout with respect to that metric.

            In setting the performance metrics, Mr. Eccher provides recommendations with respect to members of management other than himself to the Compensation Committee. The Compensation Committee then, outside the presence of Mr. Eccher, considers factors applicable to Mr. Eccher's annual bonus.

            Equity Awards.    Our board and the Compensation Committee believe in senior management ownership of our common stock as an effective means to align the interests of senior management with those of the stockholders. Our current long-term incentive plan (the "Incentive Plan"), which was approved by stockholders at the 2014 annual meeting, is intended to promote equity ownership in the Company by the directors and selected officers and employees, focus the management team on increasing value to stockholders, increase their proprietary interest in the success of the Company and encourage them to remain in the employ of the Company or its subsidiaries for a long period of time. The Incentive Plan authorizes the issuance of up to 375,000 shares of our common stock, including the granting of qualified stock options, non-qualified stock options, restricted stock, restricted stock units and stock appreciation rights. In February 2016, the Board approved an amendment to increase the number of shares authorized for issuance under the Incentive Plan by 600,000 shares, pending shareholder approval. As a result, following shareholder approval, 975,000 shares will be authorized for issuance under our Incentive Plan.

            We also maintain our prior 2008 Equity Incentive Plan (the "2008 Plan"), which was approved by stockholders at the 2008 annual meeting. After the adoption of the Incentive Plan, no additional awards may be granted under the 2008 Plan. Any shares that become available for reuse under the 2008 Plan, whether due to forfeiture or otherwise, may be delivered under the Incentive Plan. The 2008 Plan authorized the issuance of up to 575,000 shares of our common stock, including the granting of qualified stock options, non-qualified stock options, restricted stock, restricted stock units and stock appreciation rights.

            All awards are at the discretion of the Compensation Committee and are generally subjective in nature. In determining the number of equity awards to be granted to executive officers, the Compensation Committee considers individual and corporate performance and whether the respective goals were obtained, the person's position and ability to affect profits and stockholder value, as well as the level of awards granted to individuals with similar positions at our peer organizations. Because of the nature of equity awards, the Compensation Committee also evaluates the prior awards of stock options and restricted stock and takes into account the overall wealth accumulation of a given executive officer through such awards.

            Pursuant to a formal equity compensation policy, all equity grants are finalized in the beginning of each calendar year. This allows for a more complete review of the full prior year when making equity awards as well as coordinating the granting of equity awards to a time when there is less likelihood of there being existing material, non-public information, as the grants will normally be made after the public release of our financial information for the prior year.

            Retirement Benefits.    We sponsor a tax-qualified 401(k) savings plan and trust intended to be qualified under Section 401(k) of the Internal Revenue Code. Virtually all employees are eligible to participate after meeting certain age and service requirements. Eligible employees are permitted to contribute up to a dollar limit set by law. Participants can choose between several different investment options under the 401(k) plan, including shares of our common stock.

            During 2015, we provided a matching contribution on elective deferrals to eligible participants in an amount equal to 2% of each participant's salary. There is also a profit-sharing portion of the 401(k) plan which provides for an annual discretionary contribution to the retirement account of each employee based in part on our profitability in a given year and on each participant's annual compensation. The contribution amount granted each year is on a discretionary basis and there is no set formula used by the Compensation Committee. For 2015, the Compensation Committee elected not to make a discretionary profit sharing contribution. In February 2016, the Board approved increasing the matching contribution on elective deferrals to eligible participants to an amount equal to 3% of each participants' salary.

            Deferred Compensation.    We sponsor an executive deferred compensation plan (the "Executive Deferred Compensation Plan"), which provides a means for certain executives to voluntarily defer all or a portion of their salary and/or bonus, if any, without regard to the statutory limitations applicable to tax-qualified plans, such as our 401(k) plan. The Executive Deferred Compensation Plan provides for participant deferrals, company matching contributions and discretionary employer profit-sharing contributions. A company matching contribution is credited to the plan on behalf of a participant when the participant elects to defer the maximum amount permitted under the 401(k) plan (including catch-up contributions, if applicable) and keeps that level of deferral for the entire plan year. The company matching contribution is an amount up to 3%, provided at least a 6% deferral was met, of the participant's combined base salary and bonuses, less any matching contribution paid to the 401(k) plan on the participant's behalf. The determination of whether a profit-sharing contribution is made and in what amount is entirely at the Compensation Committee's discretion and there is no set formula. Participants are permitted to make hypothetical investments in publicly-traded mutual funds that are held in an insurance company separate account with respect to the deferrals and our contributions credited to their accounts under the Executive Deferred Compensation Plan. Participants may elect to receive their Executive Deferred Compensation Plan balance in a lump sum or in installments. Participants may make a withdrawal from the plan during their employment in the event of hardship as approved by the plan's administrator. The plan is administered through an independent service provider. Messrs. Eccher, Cheatham and Gottschalk currently have account balances under the Executive Deferred Compensation Plan.

            Perquisites and Other Benefits.    We provide general and customary benefit programs to executive officers and other employees. Benefits offered to executives are intended to serve a different purpose than base salary, bonus and equity awards. While the benefits offered are competitive with the marketplace and help attract and retain executives, the benefits also provide financial security for employees for retirement as well as in the event of illness, disability or death. The benefits we offer to executive officers are generally those offered to other employees with some variation to promote tax efficiency and replacement of benefit opportunities lost to regulatory limits although there are some additional perquisites that may only be offered to executive officers. Because of the nature of the benefits offered, the Compensation Committee normally does not adjust the level of benefits offered on a year-to-year basis. We will continue to offer benefits, the amount of which shall be determined from time-to-time in the sole discretion of the Compensation Committee.

            The following table summarizes the benefits and perquisites we do and do not provide as well as identifies those employees that may be eligible to receive them:

	Executive Officers	Other Officers/Mgrs.	Full-Time Employees
Health Plans:
Life & Disability Insurance	X	X	X
Medical/Dental/Vision Plans	X	X	X
Retirement Plans:
401(k) Plan/Profit-Sharing	X	X	X
Deferred Compensation Plan	X	X	Not Offered
Perquisites:
Automobile Allowance	X	Not Offered	Not Offered
Country Club Membership	X	Not Offered	Not Offered

            It is our belief that perquisites for executive officers should be very limited in scope and value. Due to this philosophy, we have generally provided very nominal benefits to executives that are not available to full-time employees, and we plan to continue this approach in the future. We do provide country club memberships to certain executives and managers in the ordinary course of business to give them the opportunity to bring in and recruit new business opportunities. These individuals are eligible to use the club membership for their own personal use. Additionally, we provide Mr. Eccher with an automobile allowance to enable him to visit our banking locations on a regular basis as well as to call on our customers. We have disclosed the value of all perquisites to named executive officers in the Summary Compensation Table even if they fall below the disclosure thresholds under the SEC rules. We will continue to offer perquisites, the amount of which shall be determined from time-to-time in the sole discretion of the Compensation Committee.

            Employment Agreements.    In connection with his appointment as President and Chief Executive Officer of the Company, Mr. Eccher entered into an employment agreement effective as of January 1, 2015 which provides for severance benefits in the event of an involuntary termination following a change in control, as well as salary continuation following certain other involuntary terminations. The Company has entered into Compensation and Benefits Assurance Agreements with each of the remaining named executive officers which provide for severance benefits in the event of a qualifying termination following a change in control. We believe these agreements help us recruit and retain executives with the experience, skills, knowledge and background needed to achieve our business goals and strategy.

            Acceleration of Equity Awards.    All employees, including the named executive officers, who receive equity awards under our Incentive Plan will immediately vest in any unvested equity awards held by such employees upon the occurrence of a change in control if (i) the equity plan and the respective awards are not assumed by the surviving entity or (ii) the plan and the respective awards are assumed by the surviving entity but the individual is terminated without cause or resigns for good reason. There are no unvested awards under our 2008 Plan. Additionally, under the terms of the Assurance and Employment Agreements discussed above, all equity awards held by a named executive officer will become vested and exercisable upon a qualifying termination following a change in control.

            Tax Gross-Ups.    Under Section 280G of the Internal Revenue Code (the "Code"), an executive may be subject to excise taxes on certain benefits received in relation to a change in control of the Company. Mr. Eccher's employment agreement provides that in the event he would be subject to excise tax for any amounts payable under the agreement, the amounts to be paid shall be reduced to such lesser extent that would result in no portion of such amounts being subject to excise taxes. The remaining named executive officers are entitled to a gross up payment in an amount to cover the full cost of any excise tax and their state and federal income and payroll taxes per the terms of their respective Assurance Agreements in the event any portion of their severance benefits, or other payments from the Company, would constitute an excess parachute payment for which excise tax is due.

Compensation Process

            The Compensation Committee has overall responsibility for evaluating the compensation plans, policies and programs relating to our executive officers. Further, as required by the rules established by Treasury, guidance issued by the Federal Reserve and other financial institution regulatory agencies, and the SEC's guidance regarding risk associated with compensation arrangements (each as described more fully below), the Compensation Committee is also responsible for a more expansive risk review with respect to most of the compensation plans, policies and programs maintained for our employees.

            During 2015, the Compensation Committee convened in February and October. Mr. Palmer served as Chairman of the Compensation Committee through his retirement from the board of directors in October 2015, at which time he was succeeded by Mr. Ladowicz. Mr. Palmer and Mr. Ladowicz also met as needed with internal staff members, to compile compensation information for this proxy statement. The Compensation Committee also met in February 2016 to approve salaries, incentive plans and performance metrics for 2016.

            Role of Compensation Consultant.    The Compensation Committee's charter gives it the authority to delegate its responsibility to members or subcommittees of the Compensation Committee. Also, the charter gives the Compensation Committee the authority to hire outside consultants to further its objectives and responsibilities. In prior years, the Compensation Committee has retained ChaseCompGroup LLC to provide services in connection with a review and analysis of compensation paid to our named executive officers and board of directors. In keeping with the Compensation Committee's philosophy of comparing our compensation with that of the local marketplace on an annual basis, the Compensation Committee retained ChaseCompGroup LLC in 2015 to provide an updated analysis of our executive compensation program. The Compensation Committee expects to retain ChaseCompGroup LLC again in 2016. Additionally, the Compensation Committee has retained Willis Towers Watson in connection with matters related to equity compensation, including the amendment of our Incentive Plan discussed below.

            Role of Executive Officers.    The Compensation Committee relies upon the input of management, when carrying out its responsibilities in establishing executive compensation. The Compensation Committee relies on Mr. Eccher's input in establishing compensation for our named executive officers other than himself. Management provides the Compensation Committee with evaluations as to employee performance, guidance on establishing performance targets and objectives and recommends salary levels and equity awards. The Compensation Committee also consults with management on matters that are relevant to executive compensation and benefit plans where board or stockholder action is expected, including the adoption of new plans or the amendment of existing plans. Finally, the Compensation Committee consults with our management, specifically the Bank's Senior Risk Officer, in completing the risk review with respect to employee compensation plans. A risk review was performed in February 2016. No executive officer participates in any recommendation, discussion or decision regarding his or her own compensation.

            Peer Group.    Market pay practices are one of many factors we consider in setting executive pay levels and designing compensation programs. Information on pay levels and practices is gathered for a group of publicly traded companies selected based on their business focus, scope and location of operations, size and other considerations. The Company's peer group of 16 financial institutions was jointly presented by ChaseCompGroup LLC and management and approved by the Compensation Committee. The group is periodically reviewed, with changes made to reflect merger and acquisition activity, financial situation and development, and other considerations. The institutions included in the peer group include:

First Midwest Bancorp, Inc.	First Merchants Corporation
1st Source Corporation	Great Southern Bancorp, Inc.
First Busey Corporation	Lakeland Financial Corporation
Enterprise Financial Services Corp.	MainSource Financial Group, Inc.
First Financial Corporation	QCR Holdings, Inc.
German American Bancorp, Inc.	Horizon Bancorp
First Mid-Illinois Bancshares, Inc.	MutualFirst Financial, Inc.
Pulaski Financial Corp.	Hawthorn Bancshares, Inc.

Analysis of 2015 Compensation

            This section describes the decisions made by the Compensation Committee with respect to the compensation for the named executive officers for 2015 and 2016.

            The following is a brief summary of the Compensation Committee's compensation decisions for 2015 and 2016:

  •
  for 2015, conservative merit increases in base salary were granted to our named executive officers (other than Mr. Eccher) in keeping with the conservative compensation guidelines established for the organization;

  •
  for 2015, Messrs. Cheatham, Gottschalk and Pilmer received a merit increase in base salary of 2.5%;

  •
  $460,409 cash bonus payments were earned or awarded to our named executive officers with respect to 2015 performance; and

  •
  benefits and perquisites remained substantially similar in 2015 compared to prior years and we expect that will continue through 2016.

            Base Salary.    We annually review the base salaries of the named executive officers to determine whether or not they will be adjusted, as described above. The salaries for 2015, determined by the Compensation Committee at the beginning of 2015, are set forth in the Summary Compensation Table below. In determining these salary levels, we generally considered the following:

  •
  the compensation philosophy and guiding principles described above;

  •
  the general economic factors in the financial industry beyond our control and the financial performance of the Company compared to our peers;

  •
  the experience and industry knowledge of our named executive officers and the quality and effectiveness of their leadership;

  •
  all of the components of executive compensation, including base salary, bonus, stock options, retirement and death benefits, as well as benefits and perquisites; and

  •
  internal pay equity among our executives.

            In early 2016, the Compensation Committee determined the base salaries for the executive directors for 2016. The base salaries for 2015 and 2016 are as follows:

Name	Position	2015	2016
James Eccher	President and Chief Executive Officer of Old Second	$400,000	$441,000
J. Douglas Cheatham	Executive Vice President and Chief Financial Officer of Old Second	$267,800	$274,495
Keith Gottschalk	Executive Vice President, Chief Operating Officer	$246,660	$254,060
Donald Pilmer	Executive Vice President, Commercial Lending	$234,125	$239,978

            In determining the base salaries for 2016, we considered the same general factors discussed above including the continuing general slowdown in the economy and growth of our earnings, return on average assets and overall assets.

            Annual Cash Bonus.    Based on our named executive officers' achievement of the goals for earning a cash bonus established by the Compensation Committee, we awarded cash bonuses as set forth below:

Named Executive Officer	Bonus Earned in 2015
James Eccher	$223,560
J. Douglas Cheatham	$ 97,018
Keith Gottschalk	$ 80,176
Donald Pilmer	$ 59,655

            In 2015, pursuant to our Bonus Plan, Mr. Eccher was eligible for a maximum annual bonus equal to 62.5% of his salary, or $250,000. Mr. Cheatham was eligible for a maximum annual bonus equal to 43.75% of his salary, or $117,163, and Mr. Gottschalk was eligible for a maximum annual bonus equal to 47.5% of his salary, or $117,164, and Mr. Pilmer was eligible for a maximum annual bonus equal to 47.5% of his salary, or $111,209. These maximum annual bonus percentages reflect a maximum measure included in the bonus allocation factors.

            The components designated by the Compensation Committee and the target percentage of salary that the named executive officers were eligible to earn for 2015 performance were as follows:

Named Executive Officer	Company Income Growth	Bank Income Growth	Department Performance	Asset/Credit Quality	Efficiency Ratio	Total
James Eccher	25%	—	—	15%	10%	50%
J. Douglas Cheatham	20%	—	—	—	15%	35%
Keith Gottschalk	—	18%	10%	—	10%	38%
Donald Pilmer	—	15%	15%	5%	3%	38%

            The Company considered the following performance metrics in determination of the annual incentive bonus:

  •
  Company Income Growth.  The Compensation Committee believes that our growth, as measured by reference to the net income of the Company and our bank subsidiary, is an appropriate measure because it focuses on our financial performance, which in turn reflects stockholder value. Each named executive officer has a portion of his bonus tied to this metric. The Compensation Committee applied the following scale to determine how much of the target percentage any named executive officer would receive based on our net income:

Company Net Income	Bank Subsidiary Net Income	Amount of Target Percentage
$8.6 million	$15.2 million	50%
$10.6 million	$17.2 million	75%
$12.6 million	$19.2 million	100%
$14.6 million	$21.2 million	125%

    Our 2015 net income was $13.5 million, and, therefore, Messrs. Eccher and Cheatham earned 111.0% of this component. Our 2015 net income at our bank subsidiary was $19.5 million, and, therefore, Messrs. Gottschalk and Pilmer earned 104.0% of this component

  •
  Department Performance.  With respect to Messrs. Gottschalk and Pilmer, the Compensation Committee believes that using the performance of their respective departments is an appropriate incentive to promote the leadership and development of our various lines of business. For 2015, Mr. Gottschalk was evaluated on the performance of our Retail Department, including the growth of core checking accounts, consumer loans, small business accounts and retail fee income with specific goals as follows:

	New Core Checking Accounts	Increase in Consumer Loans	New Small Business Accounts	Retail Fee Income Growth
Potential Incentive	2%	4%	2%	2%
Performance Goal	6,800	5%	1,100	6%
Actual Performance	7,633	Declined	1,200	6.13%
Earned Incentive	2%	—	2%	2%

    The Compensation Committee determined that Mr. Gottschalk was entitled to 60.0% of the bonus amount attributable to this metric based on the overall performance of our Retail Department in 2015.

    For 2015, Mr. Pilmer was evaluated on the performance of our Commercial Department, including total commercial loan growth, the income growth of our Commercial Department, treasury department income, merchant income, and commercial deposits with specific goals as follows:

	Performance Levels
Metrics	50%	75%	100%	Actual
Commercial Loan Growth	$929,899,000	$942,461,000	$961,193,000	$895,140,000
Income Growth (Commercial)	$40,616	$41,010	$41,799	$42,634
Income Growth (Treasury)	$2,434,000	$2,446,000	$2,458,000	$2,146,000
Merchant Income	$472,770	$477,405	$482,040	$477,605
Commercial Deposits	$467,498	$472,127	$476,756	$487,785

Metrics	Potential Incentive	Earned Incentive
Commercial Loan Growth	3%	—
Income Growth (Commercial)	7%	2%
Income Growth (Treasury)	3%	—
Merchant Income	1%	1%
Commercial Deposits	1%	1%

    The Compensation Committee determined that Mr. Pilmer was entitled to approximately 26.6% of the bonus amount attributable to this metric based on the overall performance of our Commercial Department in 2015.

  •
  Asset/Credit Quality.  With respect to Messrs. Eccher and Pilmer, because classified assets were a difficult issue for the company to navigate the last several years, the Compensation Committee believes incentivizing them to focus on our asset/credit quality will further ensure that we are working toward sustainable growth and profitability. As such, the Compensation Committee determined that a bonus component for them would appropriately be tied to our classified asset ratio. If the ratio remained at 30% or lower, each of Messrs. Eccher and Pilmer would be entitled to 100% of their bonus with respect to this metric. If the ratio exceeded 30%, then no bonus would be earned with respect to our asset/credit quality. Our classified asset ratio was 20.31% at December 31, 2015, thus entitling Messrs. Eccher and Pilmer to 100% of the bonus associated with this component.

  •
  Efficiency Ratio.  The Compensation Committee believes that expense control and efficiency of operations is a goal we must continually strive for in order to provide for the best financial return for our stockholders. Further, the Compensation Committee believes that our named executive officers are best situated to impact our efforts in this regard. As such, the Compensation Committee deemed a bonus component in 2015 tied to cost savings as measured by overall efficiency ratio was merited. If the Bank's overall efficiency ratio at the end of 2015 was less than or equal to 70%, the named executive officers would earn 100% of the bonus with respect to this component. The overall efficiency ratio at year end was 72.73% so the named executive officers earned 93% of that component.

            Long-Term Stock Incentives.    The Compensation Committee typically acts to award equity grants at the beginning of each year, specifically in the months of January and February. In February 2015, the

Compensation Committee approved equity grants for our named executive officers comprised solely of restricted stock units subject to three-year cliff vesting, with accelerated vesting in certain circumstances as described in the Potential Payments upon Termination or Change in Control section of the CD&A.

            In February 2016 the Compensation Committee approved equity grants for our named executive officers comprised of 53,000 shares of restricted stock units subject to three-year cliff vesting.

            Perquisites and Other Benefits.    While the Compensation Committee reviews and monitors the level of other compensation offered to the named executive officers, the Compensation Committee typically does not adjust the level of benefits offered on an annual basis. The Compensation Committee does consider the benefits and perquisites offered to the named executive officers in its evaluation of the total compensation received by each. The perquisites received by the named executive officers in 2015 are reported in the Summary Compensation Table below. The benefits offered in 2015 to the named executive officers are expected to continue for 2016.

Regulatory Considerations

            As a publicly-traded financial institution, we and the Bank must contend with several often overlapping layers of regulations when considering and implementing compensation-related decisions. These regulations do not set specific parameters within which compensation decisions must be made, but do require the Company and the Compensation Committee to be mindful of the risks that often go hand-in-hand with compensation programs designed to incentivize the achievement of better than average performance. While the regulatory focus on risk assessment has been heightened over the last several years, the incorporation of general concepts of risk assessment into compensation decisions is not a recent development.

            The Compensation Committee continues to believe in and practice a sensible approach to balancing risk-taking and rewarding reasonable, but not necessarily easily attainable, goals and this has always been a component of its overall assessment of the compensation plans, programs and arrangements it has put in place for our named executive officers. The Compensation Committee believes we have adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The Compensation Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reporting earnings in an effort to enhance his or her compensation.

            In making decisions about executive compensation, in addition to the above, we also consider the impact of other regulatory provisions, including: the provisions of Code Section 162(m) that may limit the tax deductibility of certain compensation unless it is considered performance-based; Code Section 409A regarding nonqualified deferred compensation; and Code Section 280G regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control. In making decisions about executive compensation, we also consider how various elements of compensation will impact our financial results. For example, we consider the impact of FASB ASC Topic 718, which requires us to recognize the compensation cost of grants of equity awards based upon the grant date fair value of those awards.

Compensation-Related Governance Policies

Insider Trading Policy

            The Company has an insider trading policy that prohibits open market transactions in Company stock during the period beginning five business days prior to the end of the fiscal quarter and terminating two full business days after the public announcement of the Company's current financial results for the most recently ended fiscal quarter or year.

 COMPENSATION COMMITTEE REPORT

            The Compensation Committee has reviewed and discussed the foregoing CD&A with management. Based on the Compensation Committee's review and discussion with management, the Compensation Committee has recommended to our board of directors that the CD&A be included in this proxy statement and in Old Second's Annual Report on Form 10-K for the year ended December 31, 2015.

Submitted by:

Mr. John Ladowicz, Chairman
Mr. Edward Bonifas
Mr. William Kane
Members of the Compensation Committee

 EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Financial Officer and our other two executive officers:

Name and principal position (a)	Year (b)		Salary (c)	Bonus (d)	Stock awards(1) (e)	All other compensation(2) (i)	Total ($) (j)
James Eccher	2015		$400,000	$223,560	$134,500	$29,010	$787,070
President and Chief	2014		362,500	145,000	192,800	28,688	728,988
Executive Officer	2013	(3)	325,000	118,170	82,000	28,105	553,275
J. Douglas Cheatham	2015		$267,800	$97,018	$48,420	$18,210	$431,448
Executive Vice President and	2014		260,000	65,000	84,350	17,861	427,211
Chief Financial Officer	2013	(3)	252,000	61,085	65,600	17,220	395,905
Keith Gottschalk(4)	2015		$246,660	$80,176	$37,660	$12,517	$377,013
Executive Vice President, Chief Operating Officer
Donald Pilmer(4)	2015		$234,125	$59,655	$37,660	$17,497	$348,937
Executive Vice President, Commercial Lending

    (1)
    The amounts represent the grant date fair value for equity awards in accordance with ASC 718 — "Compensation — Stock Compensation." A discussion of the assumptions used in calculating the values may be found in Note 12 to our audited financial statements included in our annual report to stockholders.

    (2)
    The 2015 amounts set forth in column (i) include the following:

	Mr. Eccher	Mr. Cheatham	Mr. Gottschalk	Mr. Pilmer
401(k) match	$5,300	$5,300	$4,707	$4,652
Life insurance	660	660	660	595
Automobile allowance	10,800	—	—	—
Country club dues	12,250	12,250	7,150	12,250

Total	$29,010	$18,210	$12,517	$17,497

(3)
The amounts reflected in the "All Other Compensation" and "Total" columns for 2013 were incorrectly calculated and have been decreased by $1,899 when compared to our disclosure in our 2014 proxy statement.

(4)
Messrs. Gottschalk and Pilmer were not named executive officers in the Company's 2014 and 2015 proxy statements. Therefore this table does not provide 2013 and 2014 data for them.

Grants of Plan-Based Awards

Name	Grant date	All Other Stock Awards; Number of Shares of Stock or Units(1)	Grant Date Fair Value of Stock and Option Awards(2)
James Eccher	03/06/2015	25,000	$134,500
J. Douglas Cheatham	03/06/2015	9,000	$48,420
Keith Gottschalk	03/06/2015	7,000	$37,660
Donald Pilmer	03/06/2015	7,000	$37,660

    (1)
    The amounts in this column represent restricted stock unit awards with respect to our shares which will vest on the third anniversary of the grant date.

    (2)
    The grant date fair value is based on the closing price of our stock on March 6, 2015, which was $5.38 per share.

Outstanding Equity Awards at Fiscal Year-End

            The following table sets forth information concerning the outstanding equity awards at December 31, 2015 held by the individuals named in the Summary Compensation Table:

					Stock Awards
	Option Awards					Market value of shares or units of stock that have not vested ($)(3) (h)
					Number of shares or units of stock that have not vested (#)(2) (g)
Name (a)	Number of securities underlying unexercised options (#) Exercisable(1) (b)	Number of securities underlying unexercised options (#) Unexercisable(1) (c)	Option exercise Price ($) (e)	Option expiration date (f)
James Eccher	12,000		29.20	12/19/2016
	20,000		27.75	12/18/2017
					90,000	$705,600
J. Douglas Cheatham	12,000		29.20	12/19/2016
	15,000		27.75	12/18/2017
					46,500	$364,560
Keith Gottschalk					29,500	$231,280
Donald Pilmer					29,500	$231,280

    (1)
    Options granted on December 19, 2006 and December 18, 2007 vested in three equal installments on the first three anniversaries of the grant date.

    (2)
    Included in the amounts listed above are restricted stock unit awards, some of which vest over time and the remainder which vest based on Company performance. The time based awards all vest on the third anniversary of the grant date, while the performance based awards will vest if the Company achieves return on assets of at least 1% on or before December 31, 2016. Each named executive officer holds the following number of performance based awards: Mr. Eccher — 30,000, Mr. Cheatham — 10,000, Mr. Gottschalk — 7,500 and Mr. Pilmer — 7,500.

    (3)
    Based upon the December 31, 2015 closing price of $7.84 per share of common stock.

Nonqualified Deferred Compensation

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings (loss) in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
James Eccher	$12,424	$—	$(694)	$—	$122,410
J. Douglas Cheatham	—	—	(3,304)	—	120,574
Keith Gottschalk	—	—	561	—	14,495

            We sponsor the Executive Deferred Compensation Plan, which is described in the CD&A above, and the Director Deferred Compensation Plan, which is described below following the Directors Compensation Table. The plans provide a means by which certain executives and directors may voluntarily defer all or a portion of their compensation. The plans are funded by participant deferrals and, in the case of the Executive Deferred Compensation Plan, company matching contributions and discretionary employer profit sharing contributions. With respect to their deferrals and our contributions, participants are permitted to make hypothetical investment elections in publicly-traded mutual funds, which are held in an insurance company separate account. Earnings are credited to the participant accounts under the plan based on the performance of their hypothetical investment elections. The deferrals to the Director Deferred Compensation Plan are credited earnings based on our stock price. Participants may elect to receive their plan balance in a lump sum or in installments. Participants are permitted, in the discretion of the administrator, to make a withdrawal from the plan during their employment in the event of hardship. The information reflected for Messrs. Eccher and Cheatham in the table above combines their accounts under both the executive plan and the director plan.

Potential Payments Upon Termination or Change in Control

            On September 16, 2014 we entered into an employment agreement with Mr. Eccher effective January 1, 2015 (the "Employment Agreement"). Each of Messrs. Cheatham, Gottschalk and Pilmer previously entered into Compensation and Benefits Assurance Agreements with us (each, an "Assurance Agreement"). The Employment Agreement and the Assurance Agreements provide for payments and benefits to a terminating executive following a change in control.

            The table below sets forth the estimated amount of compensation payable to each of our named executive officers upon a change in control or the termination of such officer's employment in the event of (1) the officer's disability or death, (2) termination by the Company without cause or by the officer for good reason, in each case other than in connection with a change in control, and (3) termination by the Company without cause or by the officer for good reason, in each case in connection with a change in control. The amounts shown assume the change in control or termination was effective as of December 31, 2015, and that the price of Company stock as of termination was the closing price of $7.84 on

December 31, 2015 (the last trading day of the year). The actual amounts to be paid can be determined only following the change in control or the named executive officer's termination.

Name	Type of Payment	Payments Upon Involuntary Termination(1) — No Change in Control	Payments Upon Involuntary Termination(1) — Change in Control
James Eccher(2)	Cash Severance	$800,000	$1,463,169
	Continuation of Insurance(4)	—	1,085
	Acceleration of Stock Awards	—	705,600
	Outplacement Services	—	20,000

J. Douglas Cheatham(3)	Cash Severance	—	$619,656
	Continuation of Insurance(4)	—	1,085
	Acceleration of Stock Awards	—	364,560
	Outplacement Services	—	20,000

Keith Gottschalk(3)	Cash Severance	—	$591,602
	Continuation of Insurance(4)	—	1,291
	Acceleration of Stock Awards	—	231,280
	Outplacement Services	—	20,000

Donald Pilmer(3)	Cash Severance	—	$550,564
	Continuation of Insurance(4)	—	1,085
	Acceleration of Stock Awards	—	231,280
	Outplacement Services	—	20,000

    (1)
    An "involuntary termination" is a termination by the employer without "cause" or a resignation by the executive for "good reason"

    (2)
    Payments due to Mr. Eccher in connection with a change in control are subject to reduction to the extent necessary to avoid an excess parachute payment under Code Section 280G

    (3)
    Based on assumptions used in calculating the severance benefits as of December 31, 2015, we do not believe Messrs. Cheatham, Gottschalk or Pilmer would be entitled to a gross-up payment

    (4)
    The amount reflected is the portion of the monthly premium paid by the Company

            Mr. Eccher's Employment Agreement.    The Company has entered into an employment agreement, effective January 1, 2015, with Mr. Eccher. The employment agreement has an initial term of two years following the effective date. The term of the agreement will be automatically extended for an additional year beginning on the first anniversary of the effective date and each anniversary thereafter, unless either party gives at least 90 days prior notice of non-renewal. Upon the occurrence of a change in control of the Company, the agreement will automatically remain in effect for two years following the change in control and will then terminate.

            The employment agreement provides Mr. Eccher with an initial base salary of $400,000. The base salary will be reviewed annually beginning January 1, 2016, and may be increased, but not decreased, at the discretion of the Compensation Committee. The agreement provides that Mr. Eccher will be eligible to receive performance-based annual incentive bonuses, in accordance with the Company's annual incentive plan, a monthly car allowance of $900, reimbursement for costs associated with maintaining a country club membership, and also to receive employee benefits on as favorable a basis as other similarly situated senior executives of the Company.

            The employment agreement provides for severance benefits in the event Mr. Eccher is terminated by the Company other than for cause or by the executive for good reason ("Termination"). For a Termination during the employment period that does not occur in connection with a change in control of the Company, Mr. Eccher would be entitled to receive 24 months of base salary continuation.

            For a Termination that occurs within 24 months after a change in control of the Company ("Covered Period"), Mr. Eccher would be entitled to receive an amount equal to three times the sum of his base salary plus a bonus amount, with the bonus amount being determined based on an average of bonuses paid for the three calendar years preceding the year of Termination. Any severance paid in connection with a Termination during a Covered Period would be paid in a single lump sum. In addition, Mr. Eccher will be entitled to immediate and full vesting of any outstanding, unvested equity awards, continued health insurance for him and his dependents for up to 18 months following the Termination at a cost that is the same as paid by active employees, and one year of outplacement services at the Company's expense.

            All severance benefits under the employment agreement are contingent upon Mr. Eccher's execution and non-revocation of a general release and waiver of claims against the Company. Further, Mr. Eccher's employment agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of the Company by Mr. Eccher during and after his employment with the Company, and prohibiting Mr. Eccher from competing with the Company and from soliciting its employees or customers during employment and after termination of employment for any reason. The non-solicitation provisions apply for a period of 12 months following any termination of employment. The non-competition provision applies for a period of 12 months following a Termination during a Covered Period.

            Assurance Agreements.    The Assurance Agreements have an initial term of one-year and, unless earlier terminated by either party, will automatically renew for successive one-year periods. Upon the occurrence of a change in control, the Assurance Agreements shall automatically renew for a two-year period, after which each will terminate. The Assurance Agreements provide that, in the case of: (i) a termination of employment by us without "cause" within six months prior to or 24 months immediately following, a change in control, (ii) a termination of employment by an executive for "good reason" within 24 months following a change in control or (iii) a material breach by us (or any successor) of a provision of the Assurance Agreement, an executive officer will be entitled to:

  •
  Payment, in a single lump sum, of accrued base salary, accrued vacation pay, unreimbursed business expenses and all other items earned by or owed to the executive through and including the date of termination.

  •
  Payment, in a single lump sum, of a severance benefit equal to two times the sum of (i) the greater of the executive's annual rate of base salary in effect upon the date of termination or the executive's annual rate of base salary in effect immediately prior to the occurrence of the change in control and (ii) the average of the annual cash bonus paid to the executive (including any portion of such bonus, payment of which the executive elected to defer) for the three calendar years immediately preceding the year in which the termination occurs.

  •
  Immediate 100% vesting of all stock options and any other awards which have been provided to the executive by us under any of its incentive compensation plans.

  •
  At the exact same cost to the executive, and at the same coverage level as in effect as of the executive's termination, a continuation of the executive's (and the executive's eligible dependents) health insurance coverage for 24 months from the date of termination. In the event that the executive (and/or his dependents, if any) becomes covered under the terms of any other health insurance coverage of a subsequent employer which does not contain any exclusion or limitation with respect to any preexisting condition of the executive or the executive's eligible dependents, coverage under our plans will cease for the executive (and/or his dependents, if any).

  •
  At our expense, standard outplacement services for a period of up to one year from the date of executive's termination. The maximum amount to be paid by us for such outplacement services is limited to $20,000.

  •
  The Assurance Agreements include Code Section 280G "gross-up" provisions.

            In exchange for the payments and benefits provided under the Assurance Agreements, the executive officers agree to be bound by a 24 month restrictive covenant. The restrictive covenant will prohibit the executive officers from using, attempting to use, disclosing or otherwise making known to any person or entity (other than our board of directors) confidential or proprietary knowledge or information which the executive officers may acquire in the course of their employment.

            Except for payments and benefits provided by the Assurance Agreements, all other payments and benefits provided to any NEO upon termination of his or her employment are the same as the payments and benefits provided to our other eligible employees.

            Retirement, Death and Disability.    Generally speaking, a termination of employment due to retirement, death or disability does not entitle the named executive officers to any payments or benefits that are not available to other employees. Following a termination due to death or disability, an employee (or his or her estate) shall be entitled to the following:

  •
  Upon a termination due to death or disability, all unvested stock options shall become immediately 100% vested and an employee or beneficiary shall have a period of twelve months following such termination during which to exercise his or her vested stock options.

  •
  Any unvested restricted stock or restricted stock units outstanding at the time of an employee's termination due to death or disability shall become immediately 100% vested upon such termination.

            Also, it should be noted that, pursuant to existing agreements, as of the time of a termination of employment due to retirement, all unvested stock options and restricted stock units shall become immediately 100% vested.

            Acceleration of Vesting Upon a Change in Control.    All employees, including the named executive officers, who receive equity awards under our Incentive Plan will immediately vest in any unvested equity awards held by such employees upon the occurrence of a change in control if (i) the equity plan and the respective awards are not assumed by the surviving entity or (ii) the plan and the respective awards are assumed by the surviving entity but the individual is terminated without cause or resigns for good reason.

            If the vesting of an outstanding award is conditioned upon the achievement of performance measures, then vesting at the time of a change in control will depend on our progress toward the performance measures. If the performance measures are less than 50% attained, then the award will become vested and exercisable on a fractional basis with the numerator being equal to the percentage of attainment and the denominator being 50%. If the performance measures are at least 50% attained, then the award shall become fully earned and vested immediately upon the change in control.

 DIRECTOR COMPENSATION

            Each of our directors also serves as a director of Old Second National Bank. In 2015, each non-employee director received $1,000 for every board meeting and $500 for every committee meeting attended if there were no other bank-level meetings held that day. Non-employee directors of the Bank received a $13,000 annual retainer. Due to increased responsibilities associated with mandates from Sarbanes-Oxley, the Lead Director and Compensation Committee Chairman through his retirement in October 2015, Mr. Palmer, received an $18,000 retainer in 2015 and the Audit Committee Chairman, Mr. Finn, received a $20,000 annual retainer in 2015, due to increased meetings and increased time spent on behalf of the Audit Committee. Following Mr. Palmer's retirement from our board in October 2015, Mr. Finn's $20,000 retainer remained the same as his retainer as Audit Committee Chairman, for his service as Lead Director and Mr. Ladowicz received a $5,000 additional retainer for his service as Compensation Committee Chairman. Messrs. Eccher and Cheatham, as our executive officers, did not receive any board fees for their service on our board, nor did they receive board fees for their service on the board of the Bank. The following table sets forth the fees earned by each non-employee director and senior director in 2015:

Name	Fees earned or paid in cash ($)(1)	Total ($)
Edward Bonifas	$39,250	$39,250
Barry Finn	42,750	42,750
William Kane	39,000	39,000
John Ladowicz	42,250	42,250
William Meyer(2)	7,750	7,750
Gerald Palmer(2)(3)	34,000	34,000
James C. Schmitz(2)	12,833	12,833
William B. Skoglund	90,750	90,750
Duane Suits	41,750	41,750
James Tapscott	14,000	14,000
Patti Temple Rocks	14,500	14,500

(1)
We maintain the Old Second Bancorp, Inc. Amended and Restated Voluntary Deferred Compensation Plan for Directors (the "Director Deferred Compensation Plan") under which directors are permitted to defer receipt of their directors' fees. The directors who participate in the plan are permitted to make hypothetical investments in publicly-traded funds that are held in an insurance company separate account, with respect to the contributions credited to their plan accounts. We may, but are not required to, contribute the deferred fees into a trust, which may hold our stock. The plan is a nonqualified deferred compensation plan and the directors have no interest in the trust. The deferred fees and any earnings thereon are our unsecured obligations. Any shares held in the trust are treated as treasury shares and may not be voted on any matter presented to stockholders. We do not pay any above-market interest on the compensation or fees deferred by the directors.

(2)
Each of Messrs. Meyer, Palmer and Schmitz retired from the board effective May 7, 2015, October 13, 2015 and May 19, 2015, respectively.

(3)
Following his retirement from our board in October 2015, Mr. Palmer continued to serve as a director of the Bank and as a senior director to our board.

 PROPOSAL 2

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION

            Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder, require publicly traded companies, such as Old Second, to conduct a separate stockholder advisory vote to approve the compensation of the registrant's executive officers, as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, commonly referred to as a "say-on-pay" vote. In accordance with these requirements, we are providing stockholders with an advisory vote on the compensation of our executive officers.

            As described in more detail in the CD&A section of this proxy statement, the overall objectives of Old Second's compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Stockholders are urged to read the CD&A section of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our named executive officers in 2015. The Compensation Committee and the board of directors believe that the policies and procedures articulated in the CD&A section are effective in implementing our compensation philosophy and achieving our goals, and that the compensation of our named executive officers in fiscal 2015 reflects and supports these compensation policies and procedures.

            In accordance with the requirements of the Dodd-Frank Act and the rules and regulations promulgated thereunder, the following resolution is submitted for stockholder approval:

    "RESOLVED, that Old Second Bancorp, Inc.'s stockholders approve, on an advisory basis, its executive compensation as described in the section captioned 'Compensation Discussion and Analysis' and the tabular disclosure regarding named executive officer compensation under 'Executive Compensation' contained in Old Second's proxy statement dated [                        ], 2016."

            Approval of this resolution requires the affirmative vote of holders of a majority of the shares of stock having voting power and present in person or represented by proxy at the annual meeting. While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on the Compensation Committee or our board of directors and may not be construed as overruling any decision by the Compensation Committee or our board. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

Board Recommendation:

            The board of directors recommends stockholders vote to approve the overall compensation of our named executive officers, as described in this proxy statement, by voting "FOR" this proposal. Proxies properly signed and returned will be voted "FOR" this proposal unless stockholders specify otherwise.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR 2014 EQUITY INCENTIVE PLAN

            Our Incentive Plan was initially adopted in May 2014 with stockholder approval. Up to 375,000 shares of our common stock, plus any shares that become available for reuse due to forfeiture, cancellation or otherwise, under the terms of a prior equity plan (subject to adjustment in the event of further stock splits and other similar events) are currently authorized to be issued pursuant to options and other equity awards granted under the Incentive Plan, 370,000 shares of which have been issued or have been allocated to be issued as of March 6, 2016, with 5,000 shares remaining available for future issuance as of March 6, 2016.

            Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable employees. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward employees, officers, directors and service providers who are vital to our long term success. However, we believe there are insufficient shares remaining under our Incentive Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards. Accordingly, on February 15, 2016, our board unanimously approved an amendment to our Incentive Plan, subject to stockholder approval, under which the maximum number of shares of common stock authorized to be issued under the Incentive Plan is increased by 600,000 shares, from 375,000 shares to 975,000 shares (all of which may be granted as incentive stock options). We are requesting stockholder approval of the amendment to the Incentive Plan with an increased aggregate share limit so that we can continue to utilize the Incentive Plan as an effective tool to attract, retain and motivate high-quality employees, officers, directors and service providers. Our Compensation Committee sought advice from Willis Towers Watson, an outside consultant, regarding the appropriate size of our Incentive Plan and determined that the increase described in this proposal was within the industry standards and consistent with other companies comparable to us. Our board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers and other valuable employees.

            If the amendment to the Incentive Plan is not approved by our shareholders, it will not be adopted and we will continue to operate under our existing share reserve. In the event the amendment to the Incentive Plan is not approved and our existing share reserve is depleted, we believe that higher cash compensation may be required to attract and retain key employees and other individuals.

            A summary of the material provisions of the Incentive Plan is set forth below. A copy of the amendment to the Incentive Plan is set forth as Appendix A.

Purpose

            The Incentive Plan was established by our board to promote the Company's long-term financial success, to attract, retain and reward persons who can contribute to the Company's success, and to further align the participants' interests with those of the Company's shareholders. The Incentive Plan is administered by a committee selected by the board, currently our Compensation Committee (the "Committee"), which selects award recipients from the eligible participants, and determines the types of awards to be granted, the number of shares covered by the awards, and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

General

            The Incentive Plan incorporates a broad variety of equity-based and cash-based incentive compensation elements that provide the Committee with significant flexibility to address the requirements and limitations of applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the Incentive Plan and the best interests of the Company.

            Currently, the maximum number of shares of the Company's common stock that may be delivered to participants, or their beneficiaries, under the Incentive Plan is 375,000, with adjustments for certain corporate transactions and for forfeited shares. To the extent that any shares covered by an award under the Incentive Plan, or a prior equity plan, are forfeited or are not delivered for any reason, including because the award is forfeited, cancelled or settled in cash, or shares are withheld to satisfy tax withholding requirements, the shares will not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the Incentive Plan. For stock appreciation rights ("SARs") that are settled in stock, only the actual shares delivered will be counted for purposes of these limitations. If any option granted under the Incentive Plan is exercised by tendering shares, only the number of shares issued net of the shares tendered will be counted for purposes of these limitations. If the withholding tax liabilities arising from an award under the Incentive Plan are satisfied by the tendering of shares of Company common stock to the Company or by the withholding of shares by the Company, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the Incentive Plan.

            The Incentive Plan's effective date is May 20, 2014, the date it was approved by the Company's shareholders. The Incentive Plan will continue in effect until terminated by the board. However, no awards may be granted under the Incentive Plan after May 20, 2024, the 10-year anniversary of its effective date. Any awards that are outstanding after the 10th anniversary of the effective date will remain subject to the terms of the Incentive Plan.

            The following additional limits apply to awards under the Incentive Plan:

  •
  The maximum number of shares that may be covered by options or SARs that are intended to be "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986 (the "Code") that are granted to any one participant during any calendar year is 100,000 shares;

  •
  The maximum number of shares that may be covered by options or SARs that are granted to any one director during any calendar year is 50,000 shares;

  •
  The maximum number of shares that may be covered by stock awards that are intended to be "performance-based compensation" under Code Section 162(m) that are granted to any one participant during any calendar year is 100,000 shares;

  •
  The maximum number of shares that may be covered by stock awards that are granted to any one director during any calendar year is 50,000 shares;

  •
  The maximum amount of cash incentive awards or cash-settled stock awards that are intended to be "performance-based compensation" under Code Section 162(m) payable to any one participant with respect to any calendar year is $1,000,000; and

  •
  The maximum amount of cash incentive awards or cash-settled stock awards that are payable to any one director with respect to any calendar year is $100,000.

            The Committee may use shares available under the Incentive Plan as the form of payment for grants or rights earned or due under any compensation plans or arrangements of the Company or a subsidiary, including the plans and arrangements of the Company or a subsidiary assumed in business combinations.

            In the event of a corporate transaction involving the stock of the Company (such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect an award's status as "performance-based compensation" under Code Section 162(m). However, the Committee may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of awards under the Incentive Plan.

            Awards granted under the Incentive Plan generally will not be transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. However, the Committee has the discretion to permit the transfer of awards under the Incentive Plan to immediate family members of participants, trusts and other entities established for the primary benefit of such family members, as long as the transfers are made without value to the participant.

Eligibility

            Selected employees and directors of, and eligible service providers to, the Company and its subsidiaries are eligible to become participants in the Incentive Plan, except that non-employees may not be granted incentive stock options. The Committee determines the specific individuals who will be granted awards under the Incentive Plan and the type and amount of any such awards.

Options

            The Committee may grant incentive stock options and nonqualified stock options to purchase stock at a specified exercise price. Each award must be pursuant to an award agreement setting forth the provisions of the individual award. Awards of options must expire no later than 10 years from the date of grant (and no later than five years for incentive stock options granted to a person that beneficially owns 10% or more of the Company's common stock).

            The exercise price for any option may not be less than the fair market value of the Company's common stock on the date the option is granted. In addition, the exercise price of an incentive stock option granted to a person that beneficially owns 10% or more of the Company's common stock at the time of grant may not be less than 110% of the fair market value of the stock on the date the option is granted. The exercise price of an option may, however, be higher or lower than the fair market value for an option granted in replacement of an existing award held by an employee or director of, or service provider to, a third party that is acquired by the Company or one of its subsidiaries. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by the Company's shareholders, as adjusted for corporate transactions described above, or in the case of options granted in replacement of existing awards granted under a predecessor plan.

            Options awarded under the Incentive Plan will be exercisable in accordance with the terms established by the Committee. Any incentive stock option granted under the Incentive Plan that fails to continue to qualify as an incentive stock option will be deemed to be a nonqualified stock option and the Committee may unilaterally modify any incentive stock option to disqualify it as an incentive stock option. The full purchase price of each share of stock purchased upon the exercise of any option must be paid at the time of exercise of an option. As determined by the Committee, the exercise price of an option may be paid in cash, in shares of the Company's common stock (valued at fair market value as of the day of exercise), by net exercise, by other property deemed acceptable by the board or by irrevocably authorizing a third party to sell shares of the Company's common stock and remit a sufficient portion of the proceeds to the Company to satisfy the exercise price (sometimes referred to as a "cashless exercise") or in any combination of the foregoing methods deemed acceptable by the Committee. In a net exercise, the person exercising the option does not pay any cash and the net number of shares received is equal in value to the number of shares as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is fair market value.

Stock Appreciation Rights

            SARs entitle the participant to receive cash or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee. Except as described below, the exercise price for a SAR may not be less than the fair market value of the stock on the date the SAR is granted. However, the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by the Company or one of its subsidiaries, or for SARs granted under a predecessor plan. SARs will be exercisable in accordance with the terms established by the Committee.

Stock Awards

            A stock award is a grant of shares of the Company's common stock or a right to receive shares of the Company's common stock, an equivalent amount of cash or a combination thereof in the future. Awards may include stock units, bonus shares, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee. Any specific performance measures, performance objectives or period of service requirements may be set by the Committee in its discretion.

Cash Incentive Awards

            A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or the Company's common stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee. The Committee may grant cash incentive awards (including the right to receive payment of cash or the Company's common stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of performance objectives over a specified period established by the Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

Forfeiture

            Unless specifically provided to the contrary in the applicable award agreement, if a participant's service is terminated for cause, any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award.

            Further, except as otherwise provided by the Committee, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant in any agreement between the participant and the Company or a subsidiary, whether during or after the participant's termination of service, the participant will forfeit or pay the following to the Company:

  •
  All outstanding awards granted to the participant under the Incentive Plan, including awards that have become vested or exercisable;

  •
  Any shares held by the participant in connection with the Incentive Plan that were acquired after the participant's termination of service and within the 12-month period immediately preceding the participant's termination of service;

  •
  The profit realized by the participant from the exercise of any stock options and SARs that the participant exercised after the participant's termination of service and within the 12-month period immediately preceding the participant's termination of service; and

  •
  The profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the Incentive Plan after the participant's termination of service and within the 12-month period immediately preceding the participant's termination of service, where such sale or disposition occurs in such similar time period.

One Million Dollar Limit

            Section 162(m) of the Internal Revenue Code.    A U.S. income tax deduction for the Company generally will be unavailable for annual compensation in excess of $1 million paid to a "covered employee" (our chief executive officer and three other most highly compensated executive officers other than the chief financial officer). However, amounts that constitute "performance-based compensation" under Code Section 162(m) are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the Incentive Plan will satisfy the requirements for "performance-based compensation." The Committee may designate whether any stock awards or cash incentive awards granted to any participant are intended to be "performance-based compensation." Any such awards designated as intended to be "performance-based compensation" will be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m).

            Performance Measures.    The performance measures that may be used for awards designated as intended to be "performance-based compensation" will be based on any one or more of the following performance measures as selected by the Committee: earnings (including earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; and earnings per share; all as may be defined by the Committee); financial return ratios (including return on investment; return on invested capital; return on equity; and return on assets; all as may be defined by the Committee); "Texas Ratio"; expense ratio; efficiency ratio; increase in revenue, operating or net cash flows; cash flow return on investment; total shareholder return; market share; net operating income, operating income or net income; debt load reduction; loan and lease losses; expense management; economic value added; stock price; book value; overhead; assets; asset quality level; charge offs; loan loss reserves; loans; deposits; nonperforming assets; growth of loans, deposits or assets; interest sensitivity gap levels; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives; improvements in capital structure; profitability; profit margins; budget comparisons or strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries, business units or financial reporting segments of the Company or a subsidiary, or any combination thereof, and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. Additionally, in establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Change In Control

            Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all stock options and SARs under the Incentive Plan then held by the participant will become fully exercisable immediately if, and all stock awards and cash incentive awards will become fully earned and vested immediately if, (i) the Incentive Plan is not an obligation of the successor entity following a change in control or (ii) the Incentive Plan is an obligation of the successor entity following a change in control and the participant incurs a termination of service without cause or for good reason following the change in control. Notwithstanding the immediately preceding sentence, if the vesting of an award is conditioned upon the achievement of performance measures, then such vesting will be subject to the following: if, at the time of the change in control, the performance measures are less than 50% attained (pro rata based upon the time of the period through the change in control), the award will become vested and exercisable on a fractional basis with the numerator being equal to the percentage of attainment and the denominator being 50%; and if, at the time of the change in control, the performance measures are at least 50%

attained (pro rata based upon the time of the period through the change in control), the award will become fully earned and vested immediately upon the change in control.

            For purposes of the Incentive Plan, a "change in control" generally will be deemed to occur when (i) any person acquires the beneficial ownership of 33% or more of the common stock of the Company, except that the acquisition of an interest by a benefit plan sponsored by the Company or a corporate restructuring in which another member of the Company's controlled group acquires such an interest generally will not be a change in control for purposes of the Incentive Plan, (ii) during any 12-month period, a majority of the board members serving as of the Incentive Plan's effective date, or whose election was approved by a vote of a majority of the directors then in office, no longer serves as directors, (iii) the Company combines or merges with another company and, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, 67% or less of the voting stock of the resulting Company or (iv) the consummation of a complete liquidation or dissolution of, or an agreement for the disposition of all or substantially all of the assets of, the Company occurs.

            In the event an award under the Incentive Plan constitutes "deferred compensation" for purposes of Code Section 409A, and the settlement or distribution of the award is triggered by a change in control, then such settlement or distribution will be subject to the event constituting the change in control also constituting a "change in control event" for purposes of Code Section 409A.

Amendment and Termination

            Our board may at any time amend or terminate the Incentive Plan or any award granted under the Incentive Plan, but any amendment or termination generally may not impair the rights of any participant without the participant's written consent. The board may not amend any provision of the Incentive Plan to materially increase the number of shares that may be issued under the Incentive Plan (other than as provided in the Incentive Plan), materially increase the benefits accruing to a participant or materially modify the requirements for participation in the Incentive Plan without approval of the Company's shareholders. However, the board may amend the Incentive Plan at any time, retroactively or otherwise, to ensure that the Incentive Plan complies with current or future law without shareholder approval, and the board may unilaterally amend the Incentive Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Code Section 409A.

Clawback Policy

            All awards, amounts and benefits received under the Incentive Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or any applicable law even if adopted after the Plan becomes effective.

U.S. Federal Income Tax Considerations

            The following is a summary of the current U.S. federal income tax consequences that may arise in conjunction with participation in the Incentive Plan.

            Nonqualified Stock Options.    The grant of a nonqualified stock option generally will not result in taxable income to the participant. Except as described below, the participant generally will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company generally will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

            Incentive Stock Options.    The grant of an incentive stock option generally will not result in taxable income to the participant. The exercise of an incentive stock option generally will not result in taxable income to the participant, provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

            The excess of the fair market value of the shares at the time of exercise of an incentive stock option over the exercise price generally will be an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant generally will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

            If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price generally will be taxed to the participant as capital gain. A capital loss generally will be recognized to the extent that the amount realized is less than the exercise price.

            If the foregoing holding period requirements are not met, the participant generally will realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company generally will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount generally will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

            Stock Appreciation Rights.    The grant of a SAR generally will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received generally will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

            Stock Awards.    A participant who has been granted a stock award generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, generally will also be compensation income to the participant and the Company will be entitled to a corresponding deduction.

            Cash Incentive Awards.    A participant who has been granted a cash incentive award generally will not realize taxable income at the time of grant, provided that no cash is actually paid at the time of grant. Upon the payment of any cash in satisfaction of the cash incentive award, the participant generally will realize ordinary income in an amount equal to the cash award received and the Company will be entitled to a corresponding deduction.

            Withholding of Taxes.    The Company may withhold amounts from participants to satisfy withholding tax requirements. If permitted by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy the Company's minimum statutory withholding obligation.

            Change in Control.    Any acceleration of the vesting or payment of awards under the Incentive Plan in the event of a change in control in the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to an additional 20% excise tax and preclude deduction by the Company.

Tax Advice

            The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Incentive Plan. The Company strongly encourages participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

            The number and types of awards to be made pursuant to the Incentive Plan is subject to the discretion of the Committee and is not determinable at this time.

            Under applicable law, the adoption of the amendment of the Incentive Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on this proposal. In tabulating the votes, broker non-votes on the adoption of the amendment will be disregarded and have no effect on the outcome of the vote. However, any other abstentions by shares present in person or represented by proxy at the annual meeting are effectively equivalent to votes against this proposal.

Board Recommendation:

            The board of directors recommends stockholders vote to approve the amendment to the Incentive Plan, as described in this proxy statement, by voting "FOR" this proposal. Proxies properly signed and returned will be voted "FOR" this proposal unless stockholders specify otherwise.

 PROPOSAL 4

RATIFICATION OF THE EXTENSION OF THE COMPANY'S AMENDED AND RESTATED
RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN

            On September 12, 2012, the Company entered into an Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, which was amended on April 3, 2014 (as amended, the "Existing Plan"). The Existing Plan was designed to protect the Company's ability to utilize certain tax assets, including its net operating losses, to offset future income. Under the terms of the Existing Plan, the Rights (as defined below) were scheduled to expire on September 12, 2015. After careful consideration, our board of directors concluded that it was in the best interests of the Company and its stockholders to extend the expiration date of the Rights. Accordingly, on September 2, 2015, the Company entered into a Second Amendment to Amended and Restated Rights Agreement and Tax Benefits Preservation Plan (the "Amendment"), which extended the expiration of the Rights by three years, subject to stockholder approval. In this proxy statement, we refer to the Existing Plan and the Amendment together as the "Tax Benefits Plan."

            This proposal asks our stockholders to ratify the Amendment. If the Amendment is not ratified at the annual meeting, the Rights will expire automatically.

Background and Reasons for the Proposal

            The purpose of the Tax Benefits Plan is to protect the Company's ability to utilize certain tax assets, including its net operating losses (the "Tax Benefits"), to offset future income. As of December 31, 2015, the Company had Tax Benefits that could potentially offset approximately $68.9 million of future federal taxable income, and approximately $112.9 million of future state taxable income. The future federal Tax Benefits expire between 2030 and 2033 and the future state Tax Benefits expire between 2021 and 2025. In addition, the Company had $1.7 million AMT credit subject to indefinite carryforward. Because the amount and timing of our future taxable income cannot be accurately predicted, we cannot estimate the exact amount of Tax Benefits that can ultimately be used to reduce our income tax liability.

            The Company's use of these Tax Benefits in the future could be significantly limited if it experiences an "ownership change" for U.S. federal income tax purposes. In general, an "ownership change" will occur if there is a cumulative change in the Company's ownership by so called "5-percent shareholders" (as defined under U.S. income tax laws) that exceeds 50 percentage points over a rolling three-year period. If the Company's Tax Benefits are subject to limitation because it experiences an ownership change, the Company's net income and tangible common equity might be reduced.

            The Tax Benefits Plan is designed to reduce the likelihood that the Company will experience an unsolicited ownership change by (i) discouraging any person or group from becoming a "5-percent shareholder" and (ii) discouraging any existing "5-percent shareholder" from acquiring more than a specified number of additional shares of Company stock.

            On September 2, 2015, the Company entered into the Amendment, which extended the expiration date of the Rights to September 12, 2018, subject to stockholder approval. Accordingly, the Company is seeking stockholder ratification of the Amendment in order to ensure that the benefits of the Tax Benefits Plan continue to apply.

Description of the Tax Benefits Plan

            The following description of the Tax Benefits Plan is qualified in its entirety by reference to the text of the Amendment and the Existing Plan, which are attached to this proxy statement as Appendix B and Appendix C, respectively. We urge you to read carefully the Tax Benefits Plan in its entirety as the discussion below is only a summary.

            Pursuant to the Tax Benefits Plan, the Company previously granted to its stockholders rights (the "Rights") to acquire shares of the Company's Preferred Stock, as described below. The Rights will not be exercisable until the earlier to occur of (i) the tenth day after the first date of a public announcement by the Company or an Acquiring Person (as defined below) that an Acquiring Person has become such, or such earlier date as a majority of the Company's board of directors shall become aware of the existence of an Acquiring Person or (ii) the tenth day after the date (or such later date as may be determined by action of the board of directors prior to such time as any person becomes an Acquiring Person) of the commencement by any person of (or, if earlier, of the first public announcement of the intention of such person to commence) a tender or exchange offer the consummation of which would result in any person becoming an Acquiring Person. The date the Rights become exercisable is referred to as the "Distribution Date."

            Prior to the Distribution Date, the Rights will be evidenced, with respect to any of the common stock certificates outstanding as of the date of the Tax Benefits Plan, by such common stock and the registered holder of the Company's common stock will be deemed to be the registered holder of the Rights. After the Distribution Date, Old Second National Bank (the "Rights Agent") will mail separate certificates evidencing the Rights to each record holder of the Company's common stock as of the close of business on the Distribution Date. Thereafter, the Rights may be transferred separately from the Company's common stock.

            The Rights will expire at the earliest of (i) the close of business on September 12, 2018, (ii) the time at which the Rights are redeemed pursuant to the Tax Benefits Plan, (iii) the time at which such Rights are exchanged pursuant to the Tax Benefits Plan, (iv) the date the board of directors determines that the Company no longer has any Tax Benefits or (v) if the Company's stockholders fail to ratify the Amendment at the annual meeting (or any adjournment or postponement thereof), the Close of Business on the first business day after such annual meeting (or any adjournment or postponement thereof).

            After any person becomes an Acquiring Person, each Right (other than the Rights treated as beneficially owned under certain U.S. tax rules by the Acquiring Person) will generally entitle the holder to purchase for $10.00, subject to adjustment (the "Purchase Price"), a number of shares of Preferred Stock (as defined in the Tax Benefits Plan) having a market value of twice the Purchase Price.

            As used in the Tax Benefits Plan, an "Acquiring Person" means, in general, any person or group that has become a "5-percent stockholder" of the Company, other than (i) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company, (ii) Wellington Management Company and its affiliates, provided that their percentage stock ownership does not exceed 9.9%, (iii) Banc Funds Company LLC and its affiliates, provided that their percentage stock ownership does not exceed 9.9%, (iv) the U.S. government, (v) certain existing "5-percent stockholders" so long as each such stockholder does not acquire more than a specified number of additional shares of the Company's stock; (vi) certain other "grandfathered persons" (as described in the Tax Benefits Plan), so long as such "grandfathered persons" satisfy the applicable requirements in the Tax Benefits Plan; (vii) any person or group that the board of directors determines, in its sole discretion, has inadvertently become a "5-percent stockholder" (or inadvertently failed to continue to qualify as a "grandfathered person"), so long as such person or group promptly divests sufficient shares so as to no longer own 5% of the Company's stock; (viii) any person or group that has become a "5-percent stockholder" (or inadvertently fails to continue to qualify as a "grandfathered person"), so long as such person or group satisfies the applicable requirements set forth in the Tax Benefits Plan; (ix) any person or group that the board of directors determines, in its sole discretion has not jeopardized or endangered the Company's utilization of its Tax Benefits, so long as each such stockholder does not acquire any additional shares of the Company's stock and so long as our board of directors does not, in its sole discretion, make a contrary determination; and (x) any person that acquires at least a majority of the Company's stock in connection with an offer satisfying various conditions set forth in the Tax Benefits Plan, including being a fully financed all-cash tender offer for any and all of the then outstanding shares of the Company at the same per-share consideration.

            At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding shares of the Company's stock), the board of directors may generally exchange all or part of the then outstanding and exercisable Rights for Company common stock at an exchange ratio of one share of common stock per Right, as may be adjusted. The board of directors may also redeem all of the Rights at a price of $0.01 per Right at any time before the Distribution Date.

            In addition, if the Company receives a Qualifying Offer (as defined below) and the board of directors has not redeemed the outstanding Rights or exempted such offer from the Tax Benefits Plan or called a special meeting of stockholders by the end of the 90 business days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Stock then outstanding may submit to the board of directors, not earlier than 90 business days nor later than 120 business days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand directing the board of directors to submit to a vote of stockholders at a special meeting of the stockholders of the Company a resolution exempting such Qualifying Offer from the provisions of this Agreement. A special meeting demand must be delivered to the secretary of the Company at the principal executive offices of the Company and must set forth, as to the stockholders of record making the request, (i) the names and addresses of such stockholders as they appear on the Company's books and records, (ii) the class and number of Common Stock which are owned by each of such stockholders and (iii) in the case of Common Stock that is owned beneficially by another person, an executed certification by the holder of record that such holder has executed such special meeting demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the board of directors may take a position in favor of or opposed to the adoption of the Qualifying Offer or no position with respect thereto, as it determines to be appropriate in the exercise of its duties. In the event that no person has become an Acquiring Person prior to the redemption date for the Qualifying Offer, and the Qualifying Offer continues to be a Qualifying Offer and either (y) the special meeting of stockholders is not convened on or prior to the last day of the period for calling such meeting set forth in the Tax Benefits Plan or (z) if, at the special meeting at which a quorum is present, a majority of the holders of Common Stock present or represented by proxy at the special meeting and entitled to vote thereon as of the record date for the special meeting shall vote in favor of the Qualifying Offer, then the Qualifying Offer shall be deemed exempt from the application of the Tax Benefits Plan so long as it remains a Qualifying Offer.

            For purposes of the Tax Benefits Plan, "Qualifying Offer" means an offer determined by a majority of the Company's independent directors to have the following characteristics, among others: (i) fully financed all-cash tender offer for all of the outstanding shares of the Common Stock; (ii) commenced within the meaning of Rule 14d-2(a) of the Exchange Act and made by an offeror that beneficially owns no more than 50% of the outstanding shares of Common Stock; and (iii) irrevocable for at least 120 days and in writing,

            At any time prior to the Distribution Date, the Tax Benefits Plan may be amended, except with respect to the Redemption Price. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Tax Benefits Plan in any manner that does not adversely affect the interests of holders of the Rights.

            A Rights holder does not have any rights as a stockholder in the Company, including the right to vote and to receive dividends.

            The Rights are in all respects subject to and governed by the provisions of the Tax Benefits Plan. The foregoing description of the Tax Benefits Plan is qualified in its entirety by reference to the full text of the Tax Benefits Plan and the amendments thereto, copies of which are attached as an exhibit hereto and incorporated herein by reference.

Board Recommendation:

            The board of directors recommends that you vote your shares "FOR" the ratification of the Second Amendment to the Company's Amended and Restated Rights Agreement and Tax Benefits Preservation Plan.

 PROPOSAL 5

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General

            Our stockholders are also being asked to adopt a resolution to ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2016. If the stockholders do not ratify the selection of Plante & Moran, PLLC at the annual meeting, the Audit Committee will consider selecting another firm of independent public accountants. Representatives from Plante & Moran, PLLC are expected to be present at the annual meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions that may be asked by stockholders.

Board Recommendation:

            The board of directors recommends that you vote your shares "FOR" the ratification of Plante & Moran, PLLC as our independent registered public accounting firm for the year ending December 31, 2016.

Accountant Fees

            Audit Fees.    The aggregate fees and expenses paid to Plante & Moran PLLC in connection with the audit of our annual financial statements and the related securities filings were $ 413,478 for 2015 and $371,186 for 2014.

            Audit Related Fees.    Audit related fees paid to Plante & Moran PLLC were $ 0 for 2015 and $72,250 for 2014.

            Tax Fees.    There were no amounts for tax related services billed by Plante & Moran, PLLC for 2015 or 2014.

            All Other Fees.    All other fees paid to Plante & Moran, PLLC were $ 27,500 for 2015 and $23,750 for 2014.

            The Audit Committee is solely responsible for the pre-approval of all audit and non-audit services to be provided by the independent accountants and the committee exercises its authority to do so in accordance with a policy that it has adopted. All services provided by Plante & Moran, PLLC, and all fees related thereto, were approved pursuant to the pre-approval policy. The pre-approval policy is available on our website at www.oldsecond.com.

 AUDIT COMMITTEE REPORT

            The Audit Committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of directors who are independent under the rules of the Nasdaq Stock Market.

            The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2015 with our management and Plante & Moran, PLLC, the independent registered public accounting firm that audited our financial statements for that period. The committee has discussed with Plante & Moran, PLLC the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and by SAS 114 (The Auditor's Communication With Those Charged With Governance) and received and discussed the written disclosures and the letter from Plante & Moran, PLLC required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence). Based on the review and discussions with management and Plante & Moran, PLLC, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2015 for filing with the Securities and Exchange Commission.

Respectfully,
Barry Finn, Chairman
Ed Bonifas
John Ladowicz
Duane Suits

 GENERAL

            We will bear the cost of this proxy solicitation. Solicitation will be made primarily through the use of the mail, but our officers, directors or employees may solicit proxies personally, by telephone or through any other mode of communication without additional remuneration for such activity. In addition, we will reimburse brokerage houses and other custodians, nominees or fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owner of such shares.

            As of the date of this proxy statement, we do not know of any other matters to be brought before the annual meeting. However, if any other matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

By order of the board of directors

James L. Eccher Chief Executive Officer and President
Aurora, Illinois , 2016

ALL STOCKHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

Appendix A

FIRST AMENDMENT
TO THE
OLD SECOND BANCORP, INC.
2014 EQUITY INCENTIVE PLAN

            WHEREAS, the Old Second Bancorp, Inc. (the "Company") maintains the Old Second Bancorp, Inc. 2014 Equity Incentive Plan (the "Plan");

            WHEREAS, pursuant to Article 6 of the Plan, the Board of Directors (the "Board") of the Company has reserved to itself the power, authority and discretion to amend the Plan from time-to-time;

            WHEREAS, the Board has determined that it is in the best interest of the Company to amend the Plan in order to increase the number of shares of Company stock reserved for issuance under the Plan; and

            WHEREAS, the Board has duly authorized the undersigned officer to carry out the foregoing.

            NOW, THEREFORE, effective as of February 16, 2016, subject to approval of this First Amendment by the Company's shareholders, the Plan be and hereby is amended in the following particulars:

1.
The first full sentence of Section 3.2(a) shall be deleted and replaced with the following new sentence:

  "Subject to the following provisions of this Section 3.2, the maximum number of Shares that may be delivered under the Plan shall be 600,000 (all of which may be granted as ISOs), plus any Shares that are covered under a Prior Plan award that otherwise would become available for reuse under the Prior Plan, as provided in Section 3.2(b)(v), due to forfeiture, expiration, cancellation or the like."

2.
In all other respects the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officer this 17th day of March, 2016.

OLD SECOND BANCORP, INC.
By:	/s/ James Eccher
Its:	Chief Executive Officer

A-1

Appendix B

SECOND AMENDMENT TO AMENDED AND RESTATED
RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN

            This Second Amendment (this "Amendment"), dated as of September 2, 2015, to the Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, dated as of September 12, 2012, is entered into between Old Second Bancorp, Inc., a Delaware corporation (the "Company"), and Old Second National Bank, a national banking association headquartered in Aurora, Illinois, as Rights Agent (the "Rights Agent").

RECITALS

            WHEREAS, on September 12, 2012, the parties hereto entered into that certain Amended and Restated Rights Agreement and Tax Benefits Preservation Plan (as amended prior to the date hereof, the "Rights Agreement"); all terms used but not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement;

            WHEREAS, the Rights granted pursuant to the Rights Agreement will, pursuant to its terms, expire at the Close of Business on September 12, 2015; and

            WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to amend the Rights Agreement to extend the term of the Rights and to make certain other related amendments.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to Section 27 of the Rights Agreement, the parties hereto agree as follows:

AGREEMENT

            1.    Amendments.

              (a)   Section 7(a) of the Rights Agreement is hereby amended and restated as follows:

        "Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time that is the earliest of (i) the Close of Business on September 12, 2018 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the date the Board determines that the Company no longer has any Tax Benefits or (v) if the Company's stockholders fail to ratify the Second Amendment, dated as of September 2, 2015, to this Agreement at the Company's 2016 annual meeting of stockholders (or any adjournment or postponement thereof), the Close of Business on the first Business Day after such annual meeting (or any adjournment or postponement thereof) (the earliest of (i)-(v) being herein referred to as the "Expiration Date")."

              (b)   Exhibit A to the Rights Agreement is hereby amended by replacing each reference to "September 12, 2015" contained therein with "September 12, 2018".

            2.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

            3.    Continuation.    Except as amended hereby, the Rights Agreement is hereby ratified and confirmed and shall continue in full force and effect. Any reference to the Rights Agreement in any of the documents, instruments or agreements executed and/or delivered in connection with the Rights Agreement shall be deemed to be references to the Rights Agreementas amended by this Amendment.

            4.    Effectiveness.    This Amendment shall become effective when it shall have been executed by the parties set forth below and thereafter shall be binding upon and inure to the benefit of such parties and their respective successors and assigns.

            5.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to its laws of conflicts).

            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

OLD SECOND BANCORP, INC.
BY:	/s/ James L. Eccher James L. Eccher Chief Executive Officer and President
OLD SECOND NATIONAL BANK, as Rights Agent
BY:	/s/ J. Douglas Cheatham J. Douglas Cheatham Executive Vice-President and Chief Financial Officer

Appendix C

OLD SECOND BANCORP, INC.

and

OLD SECOND NATIONAL BANK, as Rights Agent

AMENDED AND RESTATED RIGHTS AGREEMENT AND
TAX BENEFITS PRESERVATION PLAN

Dated as of September 12, 2012

 AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN

            This Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, dated as of September 12, 2012 ("Agreement"), between Old Second Bancorp, Inc., a Delaware corporation (the "Company"), and Old Second National Bank, a national banking association headquartered in Aurora, Illinois, as Rights Agent (the "Rights Agent"). This Agreement is an amendment and restatement of that certain Rights Agreement, between the Company and the Rights Agent, dated as of September 17, 2002 (the "Rights Plan").

            WHEREAS, the Company and its Subsidiary have generated certain Tax Benefits (as defined herein) for United States federal income tax purposes and desire to avoid an "ownership change" within the meaning of Section 382 (as defined below). In furtherance of such objective, the Company desires to enter into this Agreement;

            WHEREAS, the Board authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock (as defined herein) of the Company outstanding as of the Close of Business (as defined below) on September 27, 2002 (the "Record Date"), each Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as defined herein), upon the terms and subject to the conditions set forth in the Rights Plan, and further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are defined herein and in the Rights Plan); provided, however, that, in accordance with Section 22 hereof, Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date.

            WHEREAS, the Board authorized as of August 21, 2012, the amendment and restatement of the Rights Plan (the "Effective Date"), to among other things, preserve the Company's ability to utilize its Tax Benefits and to change the Purchase Price (as defined herein), all of which the Board believes are necessary and in the best interests of the Company and its stockholders.

            NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

            Section 1.    Certain Definitions.    For purposes of this Agreement, the following terms have the meaning indicated:

              (a)   "5% Shareholder" shall mean (a) a Person or group of Persons that is a "5-percent shareholder" of the Company pursuant to Treasury Regulation Section 1.382-2T(g) (other than any "public group" that results, pursuant to Treasury Regulation Section 1.382-2T(j)(2)(iii), from an Announced Exchange) or (b) a Person that is a "first tier entity" or "higher tier entity" (as such terms are defined in Treasury Regulation Section 1.382-2T(f)) of the Company if that Person has a "public group" or individual, or a "higher tier entity" of that Person has a "public group" or individual, that is treated as a "5-percent shareholder" of the Company pursuant to Treasury Regulation Section 1.382-2T(g).

              (b)   "Acquire" or "own" shall mean to obtain (or have, respectively) ownership for purposes of Section 382 of the Code without regard to the constructive ownership rules described in Treasury Regulation Section 1.382-2T(h)(2), (h)(3) and (k) (and "Acquisition" shall have a correlative meaning).

              (c)   "Acquiring Person" shall mean any Person who or which is or becomes a 5% Shareholder (other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i) or solely as a result of a transaction in which no "5-percent shareholder" (as defined in Section 382 of the Code and Treasury

  Regulations thereunder) experiences an increase in its Percentage Stock Ownership interest of the Company), whether or not such Person continues to be a 5% Shareholder, but shall not include:

                  (i)  an Exempt Person;

                 (ii)  any Grandfathered Person;

                (iii)  the U.S. Government;

                (iv)  any Person who or which the Board determines, in its sole discretion, has inadvertently become a 5% Shareholder (or has either inadvertently failed to continue to qualify as a Grandfathered Person or inadvertently failed to be excluded from the definition of an "Acquiring Person" pursuant to clause (vii) below), so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Common Stock so that such Person's Percentage Stock Ownership is less than 5% (or, in the case of any Person who or which has inadvertently failed to continue to qualify as a Grandfathered Person or inadvertently failed to be excluded from the definition of an "Acquiring Person" pursuant to clause (vii) below, the Common Stock that caused such Person to so fail to qualify as a Grandfathered Person or fail to be excluded from the definition of an "Acquiring Person" pursuant to clause (vii) below;

                 (v)  any Person that has become a 5% Shareholder if the Board in good faith determines that such Person's attainment of 5% Shareholder status has not jeopardized or endangered the Company's utilization of the Tax Benefits; provided, however, that such Person does not increase its Percentage Stock Ownership over such Person's lowest Percentage Stock Ownership immediately following such determination by the Board, other than any increase pursuant to or as a result of (a) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (b) any redemption of Common Stock by the Company; provided, further, that such Person shall be an "Acquiring Person" if the Board makes a contrary determination in good faith;

                (vi)  any Person if, on the date that would have been (absent this clause (vi) of the definition of "Acquiring Person") a Stock Acquisition Date with respect to such Person, such Person does not beneficially own any Common Stock;

               (vii)  any Person who or which has become a 5% Shareholder (or failed to continue to qualify as a Grandfathered Person) solely as a result of an in-kind distribution of Common Stock (whether or not in redemption of a Fund Vehicle interest) to such Person (or an Affiliate) from a Fund Vehicle (or the receipt of cash in lieu of such in-kind distribution); provided, however, that either (a)(i) the Person (or Affiliate) is not and does not control the general partner or investment manager of the Fund Vehicle and is not otherwise principally responsible for the investment decisions of the Fund Vehicle and (ii) the Person (or Affiliate) was not otherwise able, using commercially reasonable efforts, to prevent the Fund Vehicle from distributing Common Stock to such Person (or Affiliate), including by electing wherever possible to not have its interest in such Fund Vehicle redeemed, (b) the Person (or Affiliate) is not and does not control the general partner or investment manager of the Fund Vehicle and is not otherwise principally responsible for the investment decisions of the Fund Vehicle and the Person (or Affiliate) receives only cash in lieu of an in-kind distribution of Common Stock from a Fund Vehicle, or (c) the Person (or Affiliate) is or controls the general partner or investment manager of the Fund Vehicle or is otherwise principally responsible for the investment decisions of the Fund Vehicle and (i) the Fund Vehicle does not offer its investors the right to elect cash in lieu of an in-kind distribution of Common Stock and (ii) only cash in lieu of an in-kind distribution of Common

    Stock is made to the Person (or Affiliate) (a distribution described in (a), (b) or (c), an "In-Kind Distribution"); and

              (viii)  any Person that beneficially owns at least a majority of the Common Stock following consummation of a Qualifying Offer.

              (d)   "Affiliate" shall mean with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such Person pursuant to Section 382 and the applicable Treasury Regulation or as otherwise defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

              (e)   "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

              (f)    "Agreement" shall have the meaning set forth in the preamble hereto.

              (g)   A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities (a) which such Person directly owns or (ii) which such Person would be deemed to constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

              (h)   "Board" shall mean the board of directors of the Company.

              (i)    "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

              (j)    "Close of Business" on any given date shall mean 5:00 P.M., Aurora, Illinois, time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Aurora, Illinois time, on the next succeeding Business Day.

              (k)   "Code" shall mean the Internal Revenue Code of 1986, as amended form time to time, or any successor statute.

              (l)    "Common Stock" when used with reference to the Company shall mean the Common Stock, presently par value $1.00 per share, of the Company. "Common Stock" when used with reference to any Person other than the Company shall mean the common stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

              (m)  "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

              (n)   "Company" shall have the meaning set forth in the preamble hereto.

              (o)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

              (p)   "Definitive Acquisition Agreement" shall mean any agreement entered into by the Company that is conditioned on the approval of the holders of not less than a majority of the outstanding Common Stock of the Company at a special meeting called for such purpose with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company, or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company.

              (q)   "Distribution Date" shall have the meaning set forth in Section 3 hereof.

              (r)   "Effective Date" shall have the meaning set forth in the recitals hereto.

              (s)   "Equivalent Preferred Shares" shall have the meaning set forth in Section 11(b) hereof.

              (t)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              (u)   "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

              (v)   "Exemption Date" shall have the meaning set forth in Section 23(b) hereof.

              (w)  "Exempt Person" shall mean the Company or any Subsidiary (as such term is defined herein) of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

              (x)   "Expiration Date" shall have the meaning set forth in Section 7 hereof.

              (y)   "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

              (z)   "Flip-In Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

              (aa) "Fund Vehicle" shall mean any entity or arrangement that is, or that is operated as or as part of, a private equity fund, hedge fund or other pooled investment vehicle or similar arrangement. For the avoidance of doubt, (a) a given Fund Vehicle may be operated alone or together with one or more related Fund Vehicles that were organized pursuant to the same marketing process, that are managed by the same general partner or investment managers (or an Affiliate thereof), that have substantially the same investment objectives and that generally co-invest or invest lockstep together in investment opportunities; and (b) where an investor holds an interest in a master fund through an entity or arrangement formed by a sponsor of a master fund (which sponsor is unaffiliated with such investor) solely to be a feeder vehicle for one or more investors to invest in that master fund, (i) the underlying master fund shall be treated as the Fund Vehicle for purposes of this definition and (ii) a distribution of Common Stock from the master fund to a feeder vehicle described in clause (b) that then results in a distribution by that feeder vehicle to the investors will be treated in the same manner under this Agreement as though that distribution by the feeder vehicle had been distributed by the master fund to the investor.

              (bb) "Grandfathered Person" shall mean:

                  (i)  Any Person who would otherwise qualify as an Acquiring Person as of the date of this Agreement, unless and until such Person's Percentage Stock Ownership shall be increased by more than one percentage point over such Person's lowest Percentage Stock Ownership on or after the date of this Agreement, other than any increase pursuant to or as a result of (a) the exercise of any option, warrant or convertible instrument to purchase Common Stock that such Person held as of the date of this Agreement, (b) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (c) any redemption of Common Stock by the Company; and

                 (ii)  Any Person who would otherwise qualify as an Acquiring Person as a result of a redemption of Common Stock by the Company, unless and until such Person's Percentage Stock Ownership shall be increased by more than one percentage point over such Person's lowest Percentage Stock Ownership on or after the date of such redemption, other than any increase pursuant to or as a result of (a) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (b) any subsequent redemption of Common Stock by the Company.

              (cc) "Nasdaq" shall mean The Nasdaq Stock Market.

              (dd) "New York Stock Exchange" shall mean the New York Stock Exchange, Inc.

              (ee) "Percentage Stock Ownership" shall mean the percentage stock ownership of the Company, as determined in accordance with Treasury Regulation Section 1.382-2(a), 1.382-2T(g), (h), (j) and (k); provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Common Stock held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation Section 1.382-2T(h)(2)(i)(A).

              (ff)  "Person" shall mean any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) to such entity.

              (gg) "Preferred Stock" shall mean the Series A Junior Participating Preferred Stock, $1.00 par value per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to the Rights Plan as Exhibit A.

              (hh) "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

              (ii)   "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

              (jj)   "Qualifying Offer" shall mean an offer determined by a majority of the Company's independent directors to have, to the extent required for the type of offer specified, each of the following characteristics:

                  (i)  a fully financed all-cash tender offer for any and all of the then outstanding shares of Common Stock at the same per-share consideration;

                 (ii)  an offer that has commenced within the meaning of Rule 14d-2(a) of the Exchange Act and is made by an offeror (including Affiliates and Associates thereof) that beneficially owns no more than 5% of the outstanding shares of Common Stock as of the date of such commencement;

                (iii)  an offer that is subject only to the minimum tender conditions described below in item (vi) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisor of the Company;

                (iv)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 120 Business Days and, if a Special Meeting Demand is duly delivered to the Board in accordance with Section 23(b), for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period, for at least 10 Business Days following the last day of such Special Meeting Period (the "Qualifying Offer Period");

                 (v)  an offer pursuant to which the Company has received an irrevocable written commitment by the offer that, in addition to the minimum time periods specified in item (iv) of this definition, the offeror, if it is otherwise to expire prior thereto, will be extended for at least 15 Business Days after (i) any increase in the price offered or (ii) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open as a result of clauses (iv) and (v) of this definition beyond (x) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such clauses (iv) and (v), (y) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of this Exchange Act, of any other tender offer for the Common Stock with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of the shares of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (z) 1 Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

                (vi)  an offer that is conditioned on a minimum of at least a majority of the then outstanding shares of Common Stock on a fully-diluted basis being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;

               (vii)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to the stockholder's statutory appraisal rights, if any; and

              (viii)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof).

  For purposes of this definition, "fully financed" shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing, which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer.

              (kk) "Qualifying Offer Period" shall have the meaning set forth in subsection (iv) of the definition of Qualifying Offer.

              (ll)   "Qualifying Offer Resolution" shall have the meaning set forth in Section 23(b).

              (mm)  "Record Date" shall have the meaning set forth in the recitals hereto.

              (nn) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

              (oo) "Redemption Price" shall have the meaning set forth in Section 23 hereof.

              (pp) "Right" shall have the meaning set forth in the recitals hereto.

              (qq) "Rights Agent" shall have the meaning set forth in the preamble hereto.

              (rr)  "Right Certificate" shall have the meaning set forth in Section 3 hereof.

              (ss)  "Rights Plan" shall have the meaning set forth in the preamble hereto.

              (tt)  "Section 382" shall mean Section 382 of the Code or any comparable successor provision.

              (uu) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

              (vv) "Securities Act" shall mean the Securities Act of 1933, as amended.

              (ww)  "Special Meeting" shall have the meaning set forth in Section 23(b) hereof.

              (xx) "Special Meeting Date" shall have the meaning set forth in Section 23(b) hereof.

              (yy) "Special Meeting Period" shall have the meaning set forth in Section 23(b) hereof.

              (zz) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

              (aaa)  "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

              (bbb)  "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

              (ccc)  "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

              (ddd)  "Summary of Rights" shall have the meaning set forth in Section 3 hereof.

              (eee)  "Tax Benefits" shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built in loss" within the meaning of Section 382, of the Company or any of its Subsidiaries.

              (fff) "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

              (ggg)  "Treasury Regulation" shall mean any final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulations.

              (hhh)  "U.S. Government" shall mean any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.

            Section 2.    Appointment of Rights Agent.    The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, and, upon acceptance of such appointment by a co-Rights Agent, the provisions of this Agreement shall be deemed also to apply to such co-Rights Agent. The Rights Agent shall have no duty to supervise and shall in no event be liable for, the acts or omission of any such co-Rights Agents.

            Section 3.    Issue of Right Certificates.

              (a)   Until the Close of Business on the earlier to occur of (i) the tenth day after the Stock Acquisition Date or (ii) the tenth day after the date (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) of the commencement by any Person (other than an Exempt Person) of (or, if earlier, of the first public announcement of the intention of such Person (other than an Exempt Person) to commence) a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being herein referred to as the "Distribution Date"; provided, however, that if either of such dates occurs after the date of this Agreement and on or prior to the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B to the Rights Plan, as amended by Exhibit A hereto (as amended, a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

              (b)   On the Record Date, the Company distributed a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C to the Rights Plan (the "Initial Summary of Rights"), to each record holder of Common Stock as of the Close of Business on the Record Date, which summary has been amended as set forth on Exhibit B hereto (the "Amended Summary of Rights" and together with the Initial Summary of Rights, the "Summary of Rights"). On the Effective Date, or as soon as reasonably practicable thereafter, the Company will send a copy of the Amended Summary of Rights by first class, postage prepaid mail, to each record holder of Common Stock as of the Close of Business on the Effective Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

              (c)   Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Effective Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

      This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement and Tax Benefits Preservation Plan between Old Second Bancorp, Inc. (the "Company") and Old Second National Bank, as Rights Agent, dated as of September 12, 2012 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to such certificates containing the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock which are no longer outstanding.

            Notwithstanding this paragraph (c), the omission of a legend or the failure to provide notice thereof shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

            Section 4.    Form of Right Certificates.    The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, the Right Certificates, whenever distributed, (i) shall be dated as of the Record Date; (ii) shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths of a share of Preferred Stock; and (iii) the Purchase Price shall be subject to adjustment as provided herein.

            Section 5.    Countersignature and Registration.

              (a)   The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

              (b)   Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind of class of shares of stock issuable upon exercise of the Rights made in accordance with the provisions of this Agreement.

              (c)   Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

            Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

              (a)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. As a condition to such transfer, division, combination or exchange, the Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Right holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

              (b)   Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

            Section 7.    Exercise of Rights, Purchase Price; Expiration Date of Rights.

              (a)   Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time that is the earliest of (i) the Close of Business on September 12, 2015 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, or (iv) the date the Board determines that the Company no longer has any Tax Benefits (the earliest of (i)-(iv) being herein referred to as the "Expiration Date").

              (b)   The Purchase Price shall be initially $10.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

              (c)   Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with this Agreement, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent for the Preferred Stock, or make available if the Rights Agent is the transfer agent of the Preferred Stock, certificates for the number of shares (or fractions thereof) of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

              (d)   Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder's duly authorized assigns, subject to the provisions of Section 14 hereof.

              (e)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) duly completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or such former or proposed Beneficial Owner) thereof, or such Beneficial Owner's Affiliates or Associates, as the Company or the Rights Agent shall reasonably request.

            Section 8.    Cancellation and Destruction of Right Certificates.    All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

            Section 9.    Availability of Shares of Preferred Stock.

              (a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Agreement.

              (b)   So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock) issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, or quoted on Nasdaq, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange, or quoted on Nasdaq, upon official notice of issuance upon such exercise.

              (c)   From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available.

              (d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person becomes an Acquiring Person, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

              (e)   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

            Section 10.    Preferred Stock Record Date.    Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

            Section 11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.    The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

              (a)   (i)    In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of shares of capital stock issuable upon exercise of a Right as of the record date for such dividend or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

                 (ii)  Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the "Flip-In Event"), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable, and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

                (iii)  The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess (such excess, the "Spread") of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become void pursuant to the foregoing subparagraph (ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Flip-In Event (the date of the Flip-In Event being the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Common Stock Equivalent" shall be deemed to equal the current per share market price of the Common Stock. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

              (b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock ("Equivalent Preferred Shares")) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

              (c)   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

              (d)   (i)    Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is defined herein) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares of such Security, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low ask prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and ask prices as furnished by a professional market maker making a market in the Security selected by the Board. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

                 (ii)  For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be conclusive for all purposes.

              (e)   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

              (f)    If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

              (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

              (h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

              (i)    The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

              (j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

              (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

              (l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

              (m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

              (n)   Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

              (o)   The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

            Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.    Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

            Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

              (a)   In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is defined herein), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

              (b)   "Principal Party" shall mean:

                  (i)  in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

                 (ii)  in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

              (c)   The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

                  (i)  prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

                 (ii)  use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on Nasdaq or on such other system then in use;

                (iii)  deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

                (iv)  obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

              (d)   In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

              (e)   The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

            Section 14.    Fractional Rights and Fractional Shares.

              (a)   The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and ask prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low ask prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and ask prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date, no such market maker is making a market in the Rights, the fair market value of the Rights on such date as determined in good faith by the Board shall be used.

              (b)   The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

              (c)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

              (d)   The holder of a Right by the acceptance of the Right expressly waives such holder's right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

            Section 15.    Rights of Action.    All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on such holder's own behalf and benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

            Section 16.    Agreement of Right Holders.    Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

              (a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

              (b)   after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

              (c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

              (d)   Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the Company's or the Rights Agent's inability to perform any of their respective obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

            Section 17.    Right Certificate Holder Not Deemed a Stockholder.    No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

            Section 18.    Concerning the Rights Agent.

              (a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

              (b)   The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

            Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

              (a)   Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

              (b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

            Section 20.    Duties of Rights Agent.    The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

              (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

              (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

              (c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.

              (d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

              (e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

              (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

              (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

              (h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

              (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

              (j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

            Section 21.    Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder's Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, having an office in the State of Illinois or the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

            Section 22.    Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

            Section 23.    Redemption.

              (a)   The Board may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board shall determine.

              (b)   In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from this Agreement or called a special meeting of stockholders by the end of the 90 Business Days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Stock then outstanding may submit to the Board, not earlier than 90 Business Days nor later than 120 Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the "Special Meeting Demand") directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "Special Meeting") a resolution exempting such Qualifying Offer from the provisions of this Agreement (the "Qualifying Offer Resolution"). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote at the Special Meeting to be convened within 90 Business Days following the Special Meeting Demand; provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement (the "Special Meeting Period"). A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth, as to the stockholders of record making the request, (i) the names and addresses of such stockholders as they appear on the Company's books and records, (ii) the class and number of Common Stock which are owned by each of such stockholders and (iii) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer

  Resolution or no position with respect thereto, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(b), and the Qualifying Offer continues to be a Qualifying Offer and either (y) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the "Outside Meeting Date") or (z) if, at the Special Meeting at which a quorum is present, a majority of the holders of Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date for the Special Meeting shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement so long as it remains a Qualifying Offer. Such exemption shall be effective on the Close of Business on the tenth Business Day after (a) the Outside Meeting Date or (b) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the "Exemption Date"). Notwithstanding anything herein to the contrary, no vote by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement.

              (c)   Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

            Section 24.    Exchange.

              (a)   The Board may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

              (b)   Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

              (c)   The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

              (d)   Following the action of the Board ordering the exchange of any Rights pursuant to this Section 24, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the shares of Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 are not received by holders of Rights that have become void pursuant to Section 11(a)(ii). Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the "Trust Agreement"). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all or a portion (as designated by the Board) of the shares of Common Stock or such other securities issuable pursuant to the exchange, and all holders of Rights entitled to receive such shares of Common Stock or other securities shall be entitled to receive such shares of Common Stock or other securities (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock or other such securities in any Person's name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be void pursuant to Section 11(a)(ii) and not transferable or exercisable or exchangeable in connection herewith. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid, and nonassessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

            Section 25.    Notice of Certain Events.

              (a)   In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

              (b)   In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

            Section 26.    Notices.    Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

        Old Second Bancorp, Inc.
        37 South River Street
        Aurora, Illinois 60507
        Attention: Chief Executive Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

        Old Second National Bank
        37 South River Street
        Aurora, Illinois 60507
        Attention: President

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. Notwithstanding anything in this Agreement to the contrary, prior to the Distribution Date, a public filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given to such holders.

            Section 27.    Supplements and Amendments.    Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights, provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), (b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment, provided further that any supplement or amendment that does not amend Sections 18, 19, 20 or 21 hereof in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

            Section 28.    Successors.    All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

            Section 29.    Benefits of this Agreement.    Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

            Section 30.    Determinations and Actions by the Board.    The Board shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (b) below, all omissions with respect to the foregoing) that are done or made by the Board in good faith shall (a) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties and (b) not subject the Board, or any of the directors serving on the Board, to any liability to the holders of the Rights or any other Person.

            Section 31.    Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            Section 32.    Governing Law.    This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

            Section 33.    Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            Section 34.    Descriptive Headings.    Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

            Section 35.    Force Majeure.    Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[Remainder of Page Left Intentionally Blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

OLD SECOND BANCORP, INC.
By:	/s/ William B. Skoglund
Name:	William B. Skoglund
Title:	Chairman and Chief Executive Officer
OLD SECOND NATIONAL BANK, as Rights Agent
By:	/s/ J. Douglas Cheatham
Name:	J. Douglas Cheatham
Title:	Executive Vice President and Chief Financial Officer

 EXHIBIT A

Form of Right Certificate

Certificate No. R-

      NOT EXERCISABLE AFTER SEPTEMBER 12, 2015 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

OLD SECOND BANCORP, INC.

            This certifies that                                    or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, dated as of September 12, 2012 as the same may be amended from time to time (the "Rights Agreement"), between Old Second Bancorp, Inc., a Delaware corporation (the "Company"), and Old Second National Bank, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Aurora, Illinois time, on September 12, 2015 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company at a purchase price of $10.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of September 12, 2012, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

            This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

            This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares (or fractions of shares) of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this

Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

            Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $1.00 per share, or shares of Preferred Stock.

            No fractional shares of Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

            No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

            This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[Remainder of Page Intentionally Blank]

            WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                , 201 .

OLD SECOND BANCORP, INC.
		By:	[Title]
ATTEST:
[Title]
Countersigned:
OLD SECOND NATIONAL BANK, as Rights Agent
By	[Title]

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

            FOR VALUE RECEIVED                                    hereby sells, assigns and transfers unto

(Please print name and address of transferee)

            Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint

            Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:
Signature

Signature Medallion Guaranteed:

            Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

(To be completed)

            The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate - continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Right Certificate)

To Old Second Bancorp, Inc.:

            The undersigned hereby irrevocably elects to exercise                Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:
Signature

(Signature must conform to holder specified on Right Certificate)

Signature Medallion Guaranteed:

            Signature must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934 as amended.

Form of Reverse Side of Right Certificate - continued

(To be completed)

            The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE

            The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

            In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

 EXHIBIT B

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFITS PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFITS PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE SHARES OF PREFERRED STOCK OF
OLD SECOND BANCORP, INC.

            On September 17, 2002, the board of directors (the "Board") of Old Second Bancorp, Inc. (the "Company"), declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock"). The dividend was paid, on or about, October 10, 2002 to the shareholders of record on September 27, 2002 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $1.00 par value per share, of the Company (the "Preferred Stock") at a price of $135.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights were initially set forth in the Rights Agreement, between the Company and Old Second National Bank, as Rights Agent (the "Rights Agent"), dated as of September 17, 2002 (the "Rights Agreement").

            On August 21, 2012, the Board approved an amendment to the Rights Agreement. On September 12, 2012 (the "Effective Date"), the Company executed the amendment and entered into the Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, between the Company and the Rights Agent (the "Tax Benefits Plan"). The Tax Benefits Plan will be brought to a shareholder vote at the Company's 2013 annual meeting and will be rescinded if not ratified by the Company's shareholders. The Tax Benefits Plan amends, restates and replaces the Rights Agreement, which previously governed the Rights granted thereunder. The purpose of the Tax Benefits Plan is to protect the Company's ability to utilize certain tax assets, including its net operating losses (collectively, the "Tax Benefits"), to offset future income. Because the Tax Benefits Plan only amends and restates the Rights Plan, the Company has not and will not declare a new dividend in connection with the Tax Benefits Plan. The Tax Benefits Plan, among other things, (i) extends the term of the Rights granted under the Rights Plan to September 12, 2015 and (ii) changes the Purchase Price (as defined in the Tax Benefits Plan) to $10.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the Tax Benefits Plan, as the same may be amended from time to time.

            In addition to the changes set forth above, the Rights will not be exercisable until the earlier to occur of (i) the tenth day after the first date of a public announcement (which shall include, without limitation, a report filed or amended pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person (as defined below) that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person or (ii) the tenth day after the date (or such later date as may be determined by action of the Board prior to such time as any person becomes an Acquiring Person) of the commencement by any person of (or, if earlier, of the first public announcement of the intention of such person) to commence) a tender or exchange offer the consummation of which would result in any person becoming an Acquiring Person. The date the Rights become exercisable is referred to as the "Distribution Date." Prior to the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Effective Date, by such Common Stock certificate together with this Summary of Rights.

            As used in the Tax Benefits Plan, an "Acquiring Person" means, in general, any person or group that has become a "5-percent shareholder" of the Company, other than (i) the Company or any subsidiary or employee benefit plan or compensation arrangement of the Company, (ii) the U.S. government,

(iii) certain existing "5-percent shareholders" so long as each such shareholder does not acquire more than a specified number of additional shares of the Company's stock; (iv) certain other "grandfathered persons" (as described in the Tax Benefits Plan), so long as such "grandfathered persons" satisfy the applicable requirements in the Tax Benefits Plan; (v) any person or group that the Board determines, in its sole discretion, has inadvertently become a "5-percent shareholder" (or inadvertently failed to continue to qualify as a "grandfathered person"), so long as such person or group promptly divests sufficient shares so as to no longer own 5% of the Company's stock; (vi) any person or group that has become a "5-percent shareholder" (or inadvertently fails to continue to qualify as a "grandfathered person"), so long as such person or group satisfies the applicable requirements set forth in the Tax Benefits Plan; (vii) any person or group that the Board determines, in its sole discretion has not jeopardized or endangered the Company's utilization of its Tax Benefits, so long as each such shareholder does not acquire any additional shares of the Company's stock and so long as our Board does not, in its sole discretion, make a contrary determination; and (viii) any person that acquires at least a majority of the Company's stock in connection with an offer satisfying various conditions set forth in the Tax Benefits Plan, including being a fully financed all-cash tender offer for any and all of the then outstanding shares of the Company at the same per-share consideration.

            The Tax Benefits Plan provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Effective Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Tax Benefits Plan by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the amendment of the Rights pursuant to the Tax Benefits Plan (as amended, the "Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

            The Rights are not exercisable until the Distribution Date. The Rights will expire on September 12, 2015 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or the date that the Company's board of directors determines that the Company no longer has any Tax Benefits.

            The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

            The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

            Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

            In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

            In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive upon the exercise of a Right that number of shares of Common Stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

            At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

            In addition, if the Company receives a Qualifying Offer (as defined below) and the Board has not redeemed the outstanding Rights or exempted such offer from the Tax Benefits Plan or called a special meeting of shareholders by the end of the 90 business days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Stock then outstanding may submit to the Board, not earlier than 90 business days nor later than 120 business days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand directing the Board to submit to a vote of shareholders at a special meeting of the shareholders of the Company a resolution exempting such Qualifying Offer from the provisions of this Agreement. A special meeting demand must be delivered to the secretary of the Company at the principal executive offices of the Company and must set forth, as to the shareholders of record making the request, (i) the names and addresses of such shareholders as they appear on the Company's books and records, (ii) the class and number of Common Stock which are owned by each of such shareholders and (iii) in the case of Common Stock that is owned beneficially by another person, an executed certification by the holder of record that such holder has executed such special meeting demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer or no position with respect thereto, as it determines to be appropriate in the exercise of its duties. In the event that no person has become an Acquiring Person prior to the redemption date for the Qualifying Offer, and the Qualifying Offer continues to be a Qualifying Offer and either (y) the special meeting of shareholders is not convened on or prior to the last day of the period for calling such meeting set forth in the Tax Benefits Plan or (z) if, at the special meeting at which a quorum is present, a majority of the holders of Common Stock present or represented by proxy at the special meeting and entitled to vote thereon as of the record date for the special meeting shall vote in favor of the Qualifying Offer, then the Qualifying Offer shall be deemed exempt from the application of the Tax Benefits Plan so long as it remains a Qualifying Offer.

            For purposes of the Tax Benefits Plan, "Qualifying Offer" shall mean an offer determined by a majority of the Company's independent directors to have the following characteristics, among others: (i) fully financed all-cash tender offer for all of the outstanding shares of the Common Stock; (ii) commenced within the meaning of Rule 14d-2(a) of the Exchange Act and made by an offeror that beneficially owns no more than 50% of the outstanding shares of Common Stock; and (iii) irrevocable for at least 120 days and in writing.

            With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Preferred Stock or the Common Stock.

            At any time prior to the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price") payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

            For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Tax Benefits Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Tax Benefits Plan in any manner that does not adversely affect the interests of holders of the Rights.

            Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

            A copy of the Tax Benefits Plan has been filed with the Securities and Exchange Commission as an Exhibit to Form 8-K dated September 13, 2012. A copy of the Tax Benefits Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.

 FIRST AMENDMENT TO AMENDED AND RESTATED
RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN

            This First Amendment (this "Amendment") to the Amended and Restated Rights Agreement and Tax Benefits Preservation Plan, dated as of September 12, 2012, between Old Second Bancorp, Inc., a Delaware corporation (the "Company"), and Old Second National Bank, a national banking association headquartered in Aurora, Illinois, as Rights Agent (the "Rights Agent"), is entered into this 3rd day of April 2014, between the Company and the Rights Agent.

RECITALS

            A.    On September 12, 2012, the parties hereto entered into that certain Amended and Restated Rights Agreement and Tax Benefits Preservation Plan (the "Rights Agreement").

            B.    The Company is selling 13,500,000 shares of its common stock, $1.00 par value per share (the "Common Stock"), in a public offering (as well as up to an additional 2,025,000 shares of Common Stock upon the exercise of the underwriters' over-allotment option) (the "Offering").

            C.    Wellington Management Company, individually or through its affiliates (collectively, "Wellington"), and Banc Funds Company LLC, individually or through its affiliates (collectively, "Banc Funds"), wish to purchase shares of Common Stock in the Offering, which will result in Wellington and Banc Funds each owning individually 5% or more of the Company's issued and outstanding Common Stock following the Offering.

            D.    The Company has determined, after consultation with its accountants and tax advisors, that the purchase by Wellington and Banc Funds of such shares of Common Stock in the Offering will not jeopardize or endanger the Company's utilization of the Tax Benefits.

            E.    The parties hereto have agreed to amend the Rights Agreement to exempt Wellington's and Banc Fund's acquisition of Common Stock in the Offering and their purchase of additional shares of Common Stock from the Rights Agreement, subject to the terms of this Amendment.

            F.     All terms used but not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to Section 27 of the Rights Agreement, the parties hereto agree as follows:

AGREEMENT

            1.    Amendments.    Section 1(w) of the Rights Agreement is hereby amended by deleting Section 1(w) in its entirety and replacing it with the following:

            "'Exempt Person' shall mean:

                (i)  The Company or any Subsidiary (as such term is defined herein) of the Company, in each case including, without limitation, in its fiduciary capacity, or any employee benefit plan of the Company or any Subsidiary of the Company, or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company;

               (ii)  Wellington Management Company and its Affiliates, provided that the Percentage Stock Ownership of Wellington Management Company or any Affiliate of Wellington Management Company, individually or in the aggregate, does not exceed 9.9%; and

              (iii)  Banc Funds Company LLC and its Affiliates, provided that the Percentage Stock Ownership of Banc Funds Company LLC or any Affiliate of Banc Funds Company LLC, individually or in the aggregate, does not exceed 9.9%."

            2.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

            3.    Continuation.    Except as amended hereby, the Rights Agreement is hereby ratified and confirmed and shall continue in full force and effect. Any reference to the Rights Agreement in any of the documents, instruments or agreements executed and/or delivered in connection with the Rights Agreement shall be deemed to be references to the Rights Agreementas amended by this Amendment.

            4.    Effectiveness.    This Amendment shall become effective when it shall have been executed by the parties set forth below and thereafter shall be binding upon and inure to the benefit of such parties and their respective successors and assigns.

            5.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to its laws of conflicts).

[Signature Page Follows]

            IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

OLD SECOND BANCORP, INC.
By: /s/ William B. Skoglund
Name: William B. Skoglund
Title: Chairman and Chief Executive Officer
OLD SECOND NATIONAL BANK, as Rights Agent
By: /s/ J. Douglas Cheatham
Name: J. Douglas Cheatham
Title: Executive Vice President and Chief Financial Officer

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

OLD SECOND BANCORP, INC. TO BE HELD ON MAY 17, 2016

The undersigned hereby appoints Duane Suits, Barry Finn, and John Ladowicz, or any two of them acting in the absence of the other, the undersigned’s attorneys and proxies, with full power of substitution, to vote all shares of common stock of Old Second Bancorp, Inc., which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders to be held at the North Island Center, 8 E. Galena Blvd., Aurora, Illinois on the 17th day of May, 2016 at 9:00 a.m., central time, and at any and all postponements or adjournments of the meeting.

1.              Election of Directors:

FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)

Edward Bonifas, William Skoglund, Duane Suits

2.              Approval, in a non-binding, advisory vote, of the compensation of our named executive officers as described in the Proxy Statement for the Annual Meeting of Stockholders.

☐	☐	☐
For	Against	Abstain

3.              Ratification of an amendment to the 2014 Equity Incentive Plan to increase the maximum number of shares of common stock that may be delivered under the Plan.

☐	☐	☐
For	Against	Abstain

4.              Ratification of an amendment to the Company’s Amended and Restated Rights Agreement and Tax Benefits Preservation Plan to extend its expiration date.

☐	☐	☐
For	Against	Abstain

5.              Ratification of the selection of Plante & Moran, PLLC as our independent registered public accountants for the fiscal year ending December 31, 2016.

☐	☐	☐
For	Against	Abstain

6.              In accordance with their discretion, upon all other matters that may properly come before the Annual Meeting and any postponements or adjournments of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4 and 5.

Dated: , 2016

Signature(s)

(over)

NOTE:  PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE.  ALL JOINT OWNERS OF SHARES SHOULD SIGN.  STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.  PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

PLEASE INDICATE WHETHER YOU WILL BE ATTENDING THE ANNUAL MEETING ON MAY 17, 2016:

The meeting will be held at the North Island Center, 8 E. Galena Blvd., Aurora, Illinois.

☐ Yes, I plan to attend the meeting.

☐ No, I do not plan to attend the meeting.

Signed:

QuickLinks

OLD SECOND BANCORP, INC. 37 South River Street, Aurora, Illinois 60506 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2016
OLD SECOND BANCORP, INC. 37 South River Street, Aurora, Illinois 60506
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
DIRECTORS NOMINEES
CONTINUING DIRECTORS
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
PROPOSAL 2 NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION
PROPOSAL 3 APPROVAL OF AN AMENDMENT TO OUR 2014 EQUITY INCENTIVE PLAN
PROPOSAL 4 RATIFICATION OF THE EXTENSION OF THE COMPANY'S AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN
PROPOSAL 5 RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
GENERAL
ALL STOCKHOLDERS ARE URGED TO SIGN AND MAIL THEIR PROXIES PROMPTLY
Appendix A FIRST AMENDMENT TO THE OLD SECOND BANCORP, INC. 2014 EQUITY INCENTIVE PLAN
Appendix B SECOND AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN
RECITALS
AGREEMENT
Appendix C
AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN
  EXHIBIT A
Form of Right Certificate
RIGHT CERTIFICATE OLD SECOND BANCORP, INC.
  EXHIBIT B
SUMMARY OF RIGHTS TO PURCHASE SHARES OF PREFERRED STOCK OF OLD SECOND BANCORP, INC.
FIRST AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT AND TAX BENEFITS PRESERVATION PLAN
RECITALS
AGREEMENT